UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 8/31/11

Item 1. Reports to Stockholders.

FRANKLIN TAX-FREE TRUST

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Semiannual Report

Municipal Bond Market Overview

For the six months ended August 31, 2011, the municipal bond market posted a gain of 6.39% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.1 During the same period, Treasuries fared well, rising 7.08% according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

During the reporting period, domestic and global events affected the municipal bond market. Domestically, the economic recovery appeared to stall with real gross domestic product rising modestly in the first half of 2011. In Europe, several countries struggled with financial challenges. Amid this volatile environment, the municipal bond market delivered strong results. The tax-exempt market enjoyed an extended period of low supply, thus reducing the availability of bonds to meet investor demand. This reduced supply resulted mostly from the expiration of the Build America Bonds (BAB) program. Total municipal bond issuance was $165 billion from January through August 2011, or approximately 37% less than the same period in 2010.2

The Federal Reserve Board’s (Fed’s) commitment to maintain an accommodative monetary policy stance with historically low interest rates further supported the municipal market. Municipal bond yields generally were more attractive than those of other high-quality, taxable bonds.

On August 2, 2011, the U.S. raised its debt ceiling and avoided defaulting on its debt obligations. Independent credit rating agency Standard & Poor’s (S&P) lowered the country’s long-term rating to AA+ from AAA, citing political risks and a rising debt burden.3 A few days later, S&P similarly lowered the long-term ratings of government-sponsored enterprises (GSEs) such as Fannie Mae and Freddie Mac. In addition, municipal bonds backed by the U.S. government or GSEs were downgraded along with the country’s rating.

S&P’s downgrade of U.S. Treasury securities led to the review of more than 11,000 municipal credits supported by federal programs and agency escrows. Primarily, prerefunded municipals and housing bonds tied to federal subsidy

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Thomson Reuters.

3. These do not indicate ratings of the Funds.

4 | Semiannual Report

programs were affected by the downgrade. The rating agency continues to review the universe of credits, stating that state and municipal governments that rely less on the national government for revenue and that manage their budgets well enough to weather declines in such funding may retain AAA ratings.

Moody’s Investors Service, another independent credit rating agency, on July 19, 2011, placed five AAA-rated states on its watch list for potential rating cuts based on their dependency on federal funding. After the debt ceiling was raised, Moody’s reconfirmed the AAA rating to states and public finance issuers previously identified as directly or indirectly linked to the U.S. government. The same credits are currently assigned a negative outlook based on the identification of certain shared characteristics. The rating agencies planned to review the group of securities based on individual merit in subsequent weeks.

Raising the debt ceiling was agreed upon only with stipulations. Congress enacted the Budget Control Act of 2011 with the potential to reduce the federal deficit by approximately $2 trillion by 2021. While the plan of action is unknown, one can expect it to impact state and local programs dependent on federal subsidies. State and local officials may need to reevaluate current budget forecasts and the potential effects. One important element to recognize is that most states are constitutionally required to balance their budgets regardless of any monetary changes in aid received from the federal government.

During this reporting period, state and local officials made unpopular and difficult decisions to close budget gaps. Proactive states successfully balanced and passed budgets on time using a variety of measures. For example, they raised tuition and fees at higher education institutions, reduced government expenditures by eliminating and consolidating departments, and lowered aid to various programs. Despite the challenges, many states continued to show mild growth in state revenues.

At period-end, the current climate of low tax-exempt issuance and accommodative Fed policy led us to maintain a positive view of the municipal bond market. Municipal bonds continued to offer attractive yields when compared with Treasury bonds. The 10-year and 30-year municipal bond yields were as much as 100.3% and 107.2% of comparable-maturity Treasury bond yields, as of August 31, 2011. We intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market to offer our shareholders a monthly tax-free distribution.

The foregoing information reflects our analysis and opinions as of August 31, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Semiannual Report | 5

Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

The mixture of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

Franklin Alabama Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Alabama Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Alabama Tax-Free Income Fund’s semi-annual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.66 on February 28, 2011, to $11.19 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 24.22 cents per share for the same period.2 The Performance Summary beginning on page 10 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 77.

Semiannual Report | 7

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.09% based on an annualization of the current 3.98 cent per share dividend and the maximum offering price of $11.69 on August 31, 2011. An investor in the 2011 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.62% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Alabama’s manufacturing-reliant economy faced renewed economic challenges over the reporting period. Heavily dependent on the auto industry, the state’s transportation equipment manufacturing jobs make up a large part of the state’s employment. In February, fueled by sales promotions, the pace of U.S. auto sales accelerated, and Alabama-made vehicles sold well in this environment. In March, however, manufacturers slashed local production levels after the earthquake and tsunami in Japan severely disrupted supplier operations and caused a parts shortage. U.S. auto sales slumped in July largely due to consumer uncertainty over the economy and the debate over the federal debt limit. Near period-end, however, the Honda plant in Lincoln ramped up production levels to meet improved market demand. The state’s unemployment rate held steady for the first half of the period, but increased sharply in the second half after the labor market failed to keep pace with the growth of job

8 | Semiannual Report

seekers. Alabama’s unemployment rate in August was 9.9%, compared with the 9.1% national rate.3

In February, lawmakers revealed that Alabama’s two major operating funds, the Education Trust Fund and the General Fund, faced shortfalls due to lower-than-expected tax collections in fiscal year 2011. In response, Governor Robert Bentley announced across-the-board budget cuts to both funds. The Education Trust Fund is the main source of dollars for public schools and colleges, while the General Fund is a major source of money for Medicaid, prisons and other noneducation government programs. In June, the governor signed a budget for fiscal year 2012 that cut many programs to achieve balance. The state’s net tax-supported debt was 2.6% of personal income and $856 per capita, compared with the national medians of 2.8% and $1,066.4

Independent credit rating agency Standard & Poor’s assigned Alabama’s general obligation debt a rating of AA with a stable outlook.5 The rating and outlook reflected the state’s large, diverse economic base and its solid financial management policies such as mandated cutbacks to protect against revenue shortfalls.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

Portfolio Breakdown

Franklin Alabama Tax-Free Income Fund 8/31/11

*Does not include short-term investments and other net assets.

**The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

Semiannual Report | 9

Performance Summary as of 8/31/11

Franklin Alabama Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Semiannual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 11

Your Fund’s Expenses

Franklin Alabama Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Semiannual Report | 13

Franklin Florida Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthi-ness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Florida Tax-Free Income Fund’s semi-annual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.08 on February 28, 2011, to $11.45 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 26.72 cents per share for the same period.2 The Performance Summary beginning on page 17 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 83.

14 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.41% based on an annualization of the current 4.40 cent per share dividend and the maximum offering price of $11.96 on August 31, 2011. An investor in the 2011 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B and C shares’ performance, please see the Performance Summary.

State Update

Florida’s diverse economy showed signs of recovery during the reporting period. The state’s leisure and hospitality industry experienced a tourism boom during the late spring and early summer fueled by aggressive marketing and pent-up demand from foreign and domestic visitors. Florida’s recovery was hindered, however, by its weak housing market. The state’s already large housing inventory continued to grow and home prices declined. Although Florida’s unemployment rate improved from 11.5% at the beginning of the period to 10.7% at period-end, it was significantly higher than the 9.1% national average.3

Lawmakers addressed Florida’s fiscal year 2011 shortfall by changing its pension system and reducing spending on health and human services, public safety and education. In May, the governor signed into law a balanced budget for fiscal

3. Source: Bureau of Labor Statistics.

Semiannual Report | 15

year 2012. However, as estimated revenues declined, the state faced a shortfall. Lawmakers revised the budget and eliminated state jobs while slashing education and hospital spending, resulting in a budgetary reserve. Florida’s net tax-supported debt was 3.0% of personal income and $1,150 per capita, compared with the national medians of 2.8% and $1,066.4

Independent credit rating agency Standard and Poor’s assigned Florida’s general obligation bonds its highest rating of AAA and revised its outlook to stable from negative.5 The rating reflected the state’s significant progress in restoring structural budget balance, replenished reserve levels and good income levels. The outlook reflected Florida’s improved revenue environment and its fiscal year 2012 budget that is structurally balanced and improves reserve funding levels.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

16 | Semiannual Report

Performance Summary as of 8/31/11

Franklin Florida Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 17

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

18 | Semiannual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the 2011 maximum federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 19

Your Fund’s Expenses

Franklin Florida Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

20 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Semiannual Report | 21

Franklin Georgia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Georgia Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthi-ness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Georgia Tax-Free Income Fund’s semi-annual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.47 on February 28, 2011, to $11.98 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 25.60 cents per share for the same period.2 The Performance Summary beginning on page 25 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 92.

22 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.06% based on an annualization of the current 4.23 cent per share dividend and the maximum offering price of $12.51 on August 31, 2011. An investor in the 2011 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.64% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Georgia’s economic recovery was hindered during the reporting period by a weak real estate market and chronically high unemployment. Although foreclosure activity in the state continued to drop on a year-over-year basis throughout the period, Georgia had one of the country’s highest foreclosure levels. Consequently, the beleaguered construction sector led job losses during the period, followed by financial activities and government. Other sectors, including professional and business services and other services, added jobs. The local unemployment rate decreased slightly during the period, but crept up to 10.2% at period-end, which was higher than the 9.1% national average.3

In May, Governor Nathan Deal signed into law a balanced budget for fiscal year 2012. This budget was based on lawmakers’ assumptions that total net

3. Source: Bureau of Labor Statistics.

Semiannual Report | 23

tax revenues would grow and fees and sales would decline relative to fiscal year 2011 levels. Spending increased in most areas of the budget; however, overall it rose only 1.3% over the amended fiscal year 2011 budget.4 Education spending decreased, while health care and public safety spending increased. Georgia’s net tax-supported debt was 3.3% of personal income and $1,103 per capita, compared with the national medians of 2.8% and $1,066.5

Independent credit rating agency Standard & Poor’s (S&P) assigned Georgia’s general obligation debt its highest rating of AAA with a stable outlook.6 The rating and outlook reflected S&P’s assessment the state was well positioned to recover in the medium term but will need to make additional expense reductions if revenues do not improve rapidly.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Standard & Poor’s, “Georgia; General Obligation; General Obligation Equivalent Security,” RatingsDirect, 6/20/11.

5. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

6. This does not indicate S&P’s rating of the Fund.

24 | Semiannual Report

Performance Summary as of 8/31/11

Franklin Georgia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 25

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26 | Semiannual Report

Your Fund’s Expenses

Franklin Georgia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 27

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

28 | Semiannual Report

Franklin Kentucky Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund’s semi-annual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.78 on February 28, 2011, to $11.18 on August 31, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 98.

Semiannual Report | 29

Fund’s Class A shares paid dividends totaling 23.13 cents per share for the same period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.90%. An investor in the 2011 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate.

Commonwealth Update

Kentucky’s economy weakened along with the nation’s during the downturn and lagged in such measures as total employment, population and personal income growth. Although the commonwealth is generally more reliant on the manufacturing sector for jobs compared with national averages, it has diversified its economic base in recent years. At period-end, Kentucky’s unemployment rate was 9.5%, which was higher than the 9.1% national average.3 The economy remains vulnerable, however, to any weakening in auto manufacturing as the commonwealth’s major employers include Ford and Toyota. Kentucky is also a significant coal producer, which has helped boost the commonwealth’s revenues.

The commonwealth’s budget approved for the 2011-2012 biennium relied on several one-time and recurring maneuvers to close a projected shortfall and meet spending needs. Such measures included state agency cuts and reduced education spending. The budget also extended existing debt maturities to reduce current liabilities and used fund transfers, American Recovery and Reinvestment Act funding, and other cuts and efficiencies. Kentucky’s net tax-supported debt was 6.1% of personal income and $1,961 per capita, compared with the national medians of 2.8% and $1,066.4

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

30 | Semiannual Report

In March 2011, independent credit rating agency Moody’s Investors Service downgraded Kentucky’s issuer rating to Aa2 from Aa1 with a negative outlook.5 The rating and outlook reflected ongoing structural budget imbalance and reliance on one-time measures including debt financing to balance its budget. In addition, the commonwealth’s economy faces continued vulnerability largely due to its relatively higher exposure to the manufacturing sector.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. This does not indicate Moody’s rating of the Fund.

Semiannual Report | 31

Performance Summary as of 8/31/11

Franklin Kentucky Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

32 | Semiannual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.80 cent per share current monthly dividend and the maximum offering price of $11.68 per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 33

Your Fund’s Expenses

Franklin Kentucky Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Semiannual Report | 35

Franklin Louisiana Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund’s semiannual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.91 on February 28, 2011, to $11.41 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 24.89 cents per share for the same period.2 The Performance Summary beginning on page 39 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 103.

36 | Semiannual Report

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.12% based on an annualization of the current 4.09 cent per share dividend and the maximum offering price of $11.92 on August 31, 2011. An investor in the 2011 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Louisiana’s economy has enjoyed lower-than-average unemployment in recent years, despite a concentration in the oil and gas industry. The state has a strong financial position and solid liquidity, largely due to federal stimulus money and significant federal funds to support rebuilding following Hurricane Katrina. Although the trade and government sectors were major employers, the less economically sensitive health care and social services and education sectors have been the main growth drivers over the past several years. At period-end, Louisiana’s unemployment rate was 7.2% compared with the 9.1% national average.3

The state’s strong governmental framework limits budgeted expenditures to funds from current revenues and available reserves. The structurally balanced fiscal year 2011 budget reflected a general trend of declining revenues and

3. Source: Bureau of Labor Statistics.

Semiannual Report | 37

focused on funding education and maintaining social services. Through March 2011, sales and personal income tax collections came in higher than budget estimates. For fiscal year 2012, the state faced a structural deficit, partially attributable to replacing American Recovery and Reinvestment Act funds with general fund support, increased education cost projections and low revenue growth. To close the gap, the governor focused on expenditure reductions as opposed to tax increases. Such recommendations included restructuring departments and eliminating several thousand full-time positions.

Since the early 2000s, Louisiana has reduced its debt burden significantly through reduced borrowing, economic gains and debt limitation measures. At period-end, Louisiana’s net tax-supported debt was 3.5% of personal income and $1,308 per capita, compared with the 2.8% and $1,066 national medians.4 In May 2011, independent credit rating agency Standard & Poor’s (S&P) raised its long-term and underlying rating on Louisiana’s general obligation debt to AA from AA- with a stable outlook.5 The rating and outlook reflected S&P’s view that the state’s strong financial management practices and liquidity will provide Louisiana with the necessary resources to manage potential revenue declines from a weak economic cycle.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate S&P’s rating of the Fund.

38 | Semiannual Report

Performance Summary as of 8/31/11

Franklin Louisiana Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 39

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

40 | Semiannual Report

Your Fund’s Expenses

Franklin Louisiana Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 41

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

42 | Semiannual Report

Franklin Maryland Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Maryland Tax-Free Income Fund’s semiannual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.91 on February 28, 2011, to $11.38 on August 31, 2011. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 110.

Semiannual Report | 43

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 23.24 cents per share for the same period.2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.96% based on an annualization of the current 3.92 cent per share dividend and the maximum offering price of $11.89 on August 31, 2011. An investor in the 2011 maximum combined effective federal and Maryland state and county personal income tax bracket of 40.66% would need to earn a distribution rate of 6.67% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Maryland has a diverse, broad-based economy that was not as hard hit by the recession as those of many other states. During the period, unemployment remained below the national average; however, Maryland has suffered job losses over the past several years. The hardest-hit sectors were construction, manufacturing, finance and information. Major industries to add jobs included education, health services and government. At period-end, the state’s unemployment rate was 7.3% compared with the 9.1% national average.3

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

44 | Semiannual Report

Maryland’s fiscal year 2011 budget projected moderate revenue growth and spending reductions. The budget did not rely on the use of the rainy day fund but continued to include transfers from other state funds, federal stimulus monies and reduced capital funding to support spending. Based on March 2011 revenue estimates, general fund revenues were expected to improve for the first time in several years, with increases from all major sources except corporate income taxes. The adopted fiscal year 2012 budget increased the state reserve fund’s revenue stabilization account, but reduced the general fund balance. The state projected delayed lottery revenues to support education may lead to a drop in the amount budgeted for fiscal year 2012. However, officials anticipated that fiscal year 2011 general revenues will exceed estimates enough to offset the shortfall.

The state’s debt burden was moderate, with net tax-supported debt of 3.5% of personal income and $1,681 per capita, compared with the 2.8% and $1,066 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Maryland’s general obligation bonds its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s economic strength and strong financial and debt management policies. Maryland has a long history of prudent financial management and commitment to funding reserves, which has improved its flexibility in a challenging economic environment.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate S&P’s rating of the Fund.

Portfolio Breakdown*

Franklin Maryland Tax-Free Income Fund 8/31/11

*Does not include short-term investments and other net assets.

Semiannual Report | 45

Performance Summary as of 8/31/11

Franklin Maryland Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

46 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 47

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Maryland state and county personal income tax rate of 40.66%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +16.78% and +7.42%.

48 | Semiannual Report

Your Fund’s Expenses

Franklin Maryland Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 49

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

50 | Semiannual Report

Franklin Missouri Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Missouri Tax-Free Income Fund’s semiannual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.55 on February 28, 2011, to $12.06 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 25.97 cents per share for the same period.2 The Performance Summary beginning on page 54 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 117.

Semiannual Report | 51

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.03% based on an annualization of the current 4.23 cent per share dividend and the maximum offering price of $12.60 on August 31, 2011. An investor in the 2011 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.60% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Missouri has successfully diversified its economic base to be less reliant than in the past on manufacturing for employment. Professional and business services, financial activities, education and health services, and retail trade have increased in importance as the state shed manufacturing jobs, like many of its Midwestern neighbors. Since April 2011, Missouri’s unemployment rate has been below the national average. At period-end, the state’s unemployment rate was 8.8% compared with the 9.1% national average.3

3. Source: Bureau of Labor Statistics.

52 | Semiannual Report

During the national economic downturn, Missouri’s revenues weakened significantly. As the economy began to slowly improve, revenue collections rebounded. Fiscal year 2011 tax revenues increased over fiscal year 2010 levels and came in above the adjusted estimate. The adopted fiscal year 2012 general revenue fund budget increased expenditures over fiscal year 2011. The budget used remaining federal stimulus funds and reduced higher education spending while maintaining fiscal year 2011 K-12 funding levels. It also made permanent spending holdbacks from the fiscal year 2011 budget and eliminated several hundred full-time positions.

The state has a moderate debt level, largely due to conservative financial management practices and constitutional limits on debt issuance. Missouri’s net tax-supported debt was 2.2% of personal income and $775 per capita, compared with the 2.8% and $1,066 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) assigned Missouri’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected S&P’s expectations the state will maintain its reserves and strong financial management practices.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate S&P’s rating of the Fund.

Portfolio Breakdown

Franklin Missouri Tax-Free Income Fund 8/31/11

*Does not include short-term investments and other net assets.

Semiannual Report | 53

Performance Summary as of 8/31/11

Franklin Missouri Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

54 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 55

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.53% and +6.89%.

56 | Semiannual Report

Your Fund’s Expenses

Franklin Missouri Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 57

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

58 | Semiannual Report

Franklin North Carolina Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source, Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthi-ness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund’s semiannual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.73 on February 28, 2011, to $12.24 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 25.24 cents per share for the same period.2 The Performance Summary beginning on page 62 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 126.

Semiannual Report | 59

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.92% based on an annualization of the current 4.18 cent per share dividend and the maximum offering price of $12.78 on August 31, 2011. An investor in the 2011 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.54% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Similar to the rest of the nation’s, North Carolina’s diverse economy was challenged by high unemployment during the period as businesses hesitated to hire amid uncertainty surrounding federal and state budget stalemates. North Carolina’s professional and business services, leisure and hospitality and financial activities sectors added jobs, while its construction and government sectors shrank. The state’s unemployment rate held steady for most of the period, but ticked up to 10.4% by period-end, which was higher than the 9.1% national rate.3

3. Source: Bureau of Labor Statistics.

60 | Semiannual Report

On June 12, Governor Beverly Perdue vetoed the fiscal year 2012 budget passed by the state legislature due to her objections to education cuts and the expiration of a temporary sales tax increase. State education officials believed the legislature’s budget would drastically reduce funding for public education positions. The legislature disagreed saying education officials did not take into account attrition and unspent funds earmarked for education positions. The legislature’s budget also called for the expiration of a temporary sales tax that would have generated millions for education funding. Other cuts affected the court and prison system as well as the Department of Environment and Natural Resources. Ultimately, the legislature overrode the veto, and the budget took effect on June 15. The state’s net tax-supported debt was 2.3% of personal income and $782 per capita, compared with the national medians of 2.8% and $1,066.4

Independent credit rating agency Standard and Poor’s assigned North Carolina’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected the state’s prudent fiscal management and pro-active responses to budget shortfalls.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

*Does not include short-term investments and other net assets.

Semiannual Report | 61

Performance Summary as of 8/31/11

Franklin North Carolina Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

62 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 63

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.26% and +6.77%.

64 | Semiannual Report

Your Fund’s Expenses

Franklin North Carolina Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 65

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

66 | Semiannual Report

Franklin Virginia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Virginia Tax-Free Income Fund’s semiannual report for the period ended August 31, 2011.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.18 on February 28, 2011, to $11.68 on August 31, 2011. The Fund’s Class A shares paid dividends totaling 24.63 cents per share for the same period.2 The Performance Summary beginning on page 70 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 136.

Semiannual Report | 67

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.01% based on an annualization of the current 4.08 cent per share dividend and the maximum offering price of $12.20 on August 31, 2011. An investor in the 2011 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Commonwealth Update

Virginia enjoyed strong revenue growth as the overall economy showed signs of slow recovery. The commonwealth’s large federal employee base helped protect it from the full effects of the national recession, and Virginia’s unemployment rate remained below the national average and was 6.3% at period-end, compared with the 9.1% national rate.3

3. Source: Bureau of Labor Statistics.

68 | Semiannual Report

In fiscal year 2011, total revenue collections rose and came in above revised forecasts, largely due to increased individual income tax revenues. For fiscal year 2012, the governor proposed several cuts to offset proposed spending on infrastructure, economic development and higher education, among other measures. The commonwealth has a low but growing debt burden. Net tax-supported debt was 2.4% of personal income and $1,058 per capita, compared with the 2.8% and $1,066 national medians.4

Independent credit rating agency Moody’s Investors Service assigned Virginia’s general obligation debt its highest rating of Aaa.5 In August, the governor proposed a Federal Action Contingency Trust Fund designed to support state programs affected by federal budget cuts. The governor was also developing ways to diversify the economy to lessen reliance on federal procurement and defense jobs.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Moody’s rating of the Fund.

Portfolio Breakdown

Franklin Virginia Tax-Free Income Fund 8/31/11

*Does not include short-term investments and other net assets.

Semiannual Report | 69

Performance Summary as of 8/31/11

Franklin Virginia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

70 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 71

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 8/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +14.93% and +6.63%.

72 | Semiannual Report

Your Fund’s Expenses

Franklin Virginia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 73

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

74 | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 75

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

76 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.0%		
Alabama 80.8%		
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured, 5.25%, 8/15/24	$ 1,755,000	$ 1,773,533
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	3,000,000	3,033,270
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured, 5.00%, 8/15/23	4,435,000	4,444,003
Alabaster Sewer Revenue, NATL Insured, 5.00%, 4/01/29	2,055,000	2,060,322
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,244,094
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36	2,560,000	2,609,485
Auburn University General Fee Revenue, Series A, AGMC Insured, 5.00%, 6/01/38	5,000,000	5,175,900
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35	1,990,000	1,699,163
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39	3,825,000	3,916,609
Birmingham Southern College Private Educational Building Authority Tuition Revenue, Refunding, 5.35%, 12/01/19	900,000	670,986
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue, Children's Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,325,600
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,229,055
Butler County IDA Environmental Improvement Revenue, International Paper, Series A, 7.00%, 9/01/32	1,000,000	1,044,790
Butler County Public Education Cooperative District, Series A, XLCA Insured, 5.00%, 7/01/37	9,025,000	8,322,223
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, 5.00%, 1/01/29	4,290,000	4,398,451
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%,		
8/01/30	5,250,000	5,615,453
8/01/37	5,000,000	5,196,400
Coffee County PBA Building Revenue, NATL Insured, 5.00%, 9/01/27	2,145,000	2,203,816
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,087,480
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	6,664,980
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,		
Series A, 5.25%, 9/01/36	5,000,000	5,265,500
Series B, 5.50%, 9/01/33	4,500,000	4,806,090
Etowah County Board of Education Special Tax, School wts., AGMC Insured, 5.00%,		
9/01/24	4,235,000	4,383,013
9/01/28	2,000,000	2,048,560
9/01/33	2,500,000	2,538,200
Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29	980,000	765,488
Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%, 9/01/14	2,000,000	2,003,960
Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33	2,000,000	2,049,000
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%, 10/01/30	5,000,000	4,630,650
Huntsville Health Care Authority Revenue, Series A, NATL Insured, Pre-Refunded,		
5.40%, 6/01/22	4,000,000	4,218,080
5.50%, 6/01/27	3,820,000	4,030,902
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Capital Improvement and Refunding, NATL Insured, 5.00%, 10/01/33	8,000,000	8,262,480

Semiannual Report | 77

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Alabama (continued)		
Jacksonville State University Revenue, Tuition and Fee, NATL Insured, Pre-Refunded, 5.00%, 12/01/22	$ 3,000,000	$ 3,105,390
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24	2,000,000	1,776,180
Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13	200,000	208,920
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, 5.125%, 4/01/33	7,410,000	7,674,907
Limestone County Water and Sewer Authority Water Revenue,		
AMBAC Insured, 5.00%, 12/01/29	1,540,000	1,549,594
AMBAC Insured, 5.00%, 12/01/31	3,910,000	3,899,834
Assured Guaranty, 5.00%, 12/01/39	3,750,000	3,885,450
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,		
Assured Guaranty, 5.125%, 9/01/34	600,000	624,450
Series A, AMBAC Insured, 5.00%, 9/01/34	1,000,000	1,014,380
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	1,000,000	1,014,740
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A, XLCA Insured, 4.75%, 12/01/31	7,500,000	7,659,825
Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32	2,170,000	2,170,608
Marshall County Health Care Authority Revenue, Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	2,414,880
Mobile GO, wts., 5.50%, 2/15/30	2,000,000	2,108,420
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A, Assured Guaranty, 5.00%, 3/01/33	6,500,000	6,740,240
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water, BHAC Insured, 5.00%, 1/01/36	10,000,000	10,320,400
Moulton Water Works Board Water Revenue, NATL Insured, 5.375%, 1/01/32	1,935,000	1,956,459
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,139,920
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%, 5/15/35	2,000,000	2,024,720
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,098,420
Selma IDBR, Gulf Opportunity Zone, International Paper Co., Series A, 5.80%, 5/01/34	3,000,000	3,026,130
Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33	2,610,000	2,624,799
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC Project, Series A, CIFG Insured, 5.00%, 9/01/32	5,000,000	5,074,850
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured, 5.25%, 12/01/40	2,000,000	2,098,320
Trussville GO, wts., Series A, NATL RE, FGIC Insured, 5.00%, 10/01/36	4,740,000	4,857,173
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student Housing LLC University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%, 7/01/38	5,000,000	5,660,200
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured, 5.00%, 9/01/41	9,000,000	8,675,100
University of North Alabama Revenue, Student Housing, NATL RE, FGIC Insured, 5.00%, 11/01/29	2,995,000	3,036,900
University of South Alabama University Revenue, Facilities, Capital Improvement, BHAC Insured, 5.00%, 8/01/38	5,000,000	5,170,700
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A, 5.65%, 11/01/22	3,465,000	2,839,983
		230,169,428

78 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 79

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

80 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 81

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

82 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.3%		
Florida 89.7%		
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare Project,		
Refunding, Series D-1, 6.50%, 12/01/19	$ 1,215,000	$ 1,412,413
Refunding, Series D-1, 6.75%, 12/01/22	1,000,000	1,134,920
Series D-2, 6.75%, 12/01/30	5,000,000	5,380,750
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc. Project,		
7.00%, 4/01/39	2,000,000	2,190,080
NATL Insured, 5.00%, 4/01/26	5,000,000	4,994,700
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova Southeastern University, Refunding, Series B, 5.60%, 4/01/29	3,180,000	3,134,431
Broward County HFA,		
MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34	3,000,000	2,930,580
MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33	1,980,000	1,873,991
MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39	5,730,000	5,387,289
MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29	990,000	963,151
MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39	1,980,000	1,887,277
SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29	155,000	46,275
Broward County HFAR, Series D, GNMA Secured, 7.375%, 6/01/21	40,000	40,047
Broward County School Board COP, Series A, AGMC Insured, 5.00%, 7/01/26	21,500,000	21,733,920
Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34	2,200,000	2,353,846
Celebration CDD, Special Assessment, Series A, NATL Insured, 5.50%, 5/01/18	985,000	988,398
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,630,400
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%, 8/15/23	7,735,000	7,170,036
Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,126,200
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,166,900
Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B, NATL Insured, 5.80%, 5/01/16	5,060,000	5,063,643
Dade County Aviation Revenue, Miami International Airport, Series C, AGMC Insured, 5.125%, 10/01/27	9,550,000	9,556,207
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%, 7/01/35	10,000,000	10,326,500
Enterprise CDD Water and Sewer Revenue, NATL Insured, 5.50%, 5/01/26	3,000,000	3,009,930
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc. Project,		
Refunding, Series A, 5.75%, 8/15/29	7,195,000	6,975,624
Series A, 6.00%, 8/15/36	11,000,000	10,613,900
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project, Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	6,118,676
Florida HFAR,		
Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	1,100,000	1,101,375
Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37	5,000,000	4,394,850
Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37	2,000,000	1,758,560

Semiannual Report | 83

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Florida HFC Revenue,		
Brenwood Trace Apartments, Series E-1, AGMC Insured, 5.80%, 12/01/38	$ 4,475,000	$ 4,478,714
Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32	3,415,000	3,420,259
Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38	3,330,000	3,505,091
Housing-Waverly Apartments, Series C-1, AGMC Insured, 6.50%, 7/01/40	3,000,000	3,027,480
Florida Higher Educational Facilities Financing Authority Revenue,		
Bethune Cookman University, Refunding, 5.375%, 7/01/32	3,500,000	3,589,915
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	2,848,395
Rollins College Project, 5.00%, 12/01/37	10,000,000	10,206,900
Florida State Board of Education Capital Outlay GO, Public Education, Refunding,		
Series D, 6.00%, 6/01/23	15,000,000	19,423,200
Series G, NATL RE, FGIC Insured, 5.00%, 6/01/31	5,000,000	5,085,250
Florida State Board of Education GO,		
Series A, 5.50%, 6/01/38	10,000,000	10,941,600
Series F, NATL Insured, 5.00%, 6/01/28	14,405,000	14,717,300
Florida State Board of Education Lottery Revenue, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/20	6,000,000	6,286,860
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever, Series A, NATL Insured, 5.00%, 7/01/21	4,000,000	4,130,280
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding, 5.25%, 10/01/40	5,000,000	5,137,600
Florida State Mid-Bay Bridge Authority Revenue,		
Exchangeable, Series A, 5.95%, 10/01/13	1,635,000	1,641,524
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,586,663
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	5,881,206
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,414,575
Series A, ETM, 6.875%, 10/01/22	6,000,000	8,188,860
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	3,969,825
Florida State Municipal Power Agency Revenue,		
All Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,168,780
All Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,246,080
Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26	5,000,000	5,058,500
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,181,120
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding, Series A, 5.00%, 7/01/35	5,000,000	5,133,300
Fort Lauderdale Water and Sewer Revenue,		
5.00%, 9/01/35	24,090,000	25,152,369
NATL Insured, 5.00%, 9/01/31	6,315,000	6,522,890
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,647,720
Fort Pierce Utilities Authority Revenue,		
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,063,280
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,155,646
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	1,731,433
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	1,967,465
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	1,848,515
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,470,003

84 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,		
Refunding, Series C, 5.00%, 10/01/39	$ 4,250,000	$ 4,255,440
Series A, 5.00%, 10/01/39	5,000,000	5,007,050
Halifax Hospital Medical Center Hospital Revenue,		
Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	10,106,681
Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	10,247,700
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	10,000,000	9,930,500
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%, 12/20/18	990,000	999,009
Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Series A, Pre-Refunded, 6.00%, 11/15/31	10,000,000	10,211,000
Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured, 5.125%, 3/01/20	1,000,000	1,001,070
Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,		
10/01/33	5,465,000	5,622,064
10/01/38	6,725,000	6,853,044
Hillsborough County IDA, PCR, Tampa Electric Co. Project,		
Refunding, 5.50%, 10/01/23	16,000,000	16,152,960
Series A, 5.65%, 5/15/18	6,500,000	7,514,585
Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%, 10/01/28	7,000,000	7,002,380
Hillsborough County School Board COP, Master Lease Program, Series B, NATL Insured, 5.00%, 7/01/29	10,000,000	10,106,700
Jacksonville Capital Improvement Revenue,		
Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25	3,460,000	3,516,467
Series A, AMBAC Insured, 5.00%, 10/01/30	10,000,000	10,059,600
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, NATL RE, FGIC Insured, 5.00%, 10/01/32	17,250,000	17,361,780
Jacksonville Transportation Revenue, NATL Insured,		
5.25%, 10/01/29	17,955,000	17,983,908
5.00%, 10/01/31	25,000,000	25,035,750
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	5,000,000	5,016,900
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,011,450
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14	5,770,000	5,651,023
Lakeland Hospital System Revenue, Lakeland Regional Health System, Pre-Refunded,		
5.75%, 11/15/27	6,925,000	7,410,442
5.50%, 11/15/32	12,070,000	12,880,380
Lee County Airport Revenue, Series A, AGMC Insured, 6.00%, 10/01/32	11,405,000	11,453,243
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	4,150,000	3,976,074
Marion County Utility System Revenue,		
NATL RE, FGIC Insured, 5.00%, 12/01/31	2,765,000	2,816,540
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31	2,235,000	2,282,918
Series A, NATL Insured, 5.00%, 12/01/28	5,000,000	5,139,050
Melbourne Water and Sewer Revenue, Capital Appreciation,		
FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	867,120
Refunding, Series B, NATL RE, FGIC Insured, zero cpn., 10/01/22	1,785,000	1,069,661
Refunding, Series B, NATL RE, FGIC Insured, zero cpn., 10/01/26	4,500,000	2,106,810
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,038,150

Semiannual Report | 85

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	$ 4,000,000	$ 4,150,400
Miami Special Obligation, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,112,950
Miami Special Obligation Revenue, 5.625%, 1/01/39	15,000,000	15,511,800
Miami-Dade County Aviation Revenue, Miami International Airport,		
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/27	5,000,000	5,022,200
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/32	5,000,000	4,977,950
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	10,000,000	9,080,600
Refunding, Series A, 5.375%, 10/01/35	7,500,000	7,620,750
Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,110,850
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	5,770,000	5,712,300
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,387,500
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital, Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,114,320
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,		
5.25%, 10/01/19	425,000	425,132
5.40%, 10/01/33	1,490,000	1,394,595
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured, 5.00%, 6/01/35	10,000,000	9,596,700
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	5,148,850
Miami-Dade County Special Obligation Revenue,		
Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35	5,000,000	5,011,000
sub. bond, Series B, NATL Insured, zero cpn., 10/01/36	5,635,000	954,400
sub. bond, Series C, NATL Insured, zero cpn., 10/01/28	8,305,000	2,583,187
sub. lien, Refunding, Series A, NATL Insured, zero cpn., 10/01/25	22,365,000	9,158,244
Miami-Dade County Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/39	10,000,000	10,219,100
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	4,913,500
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	8,000,000	8,188,480
Orange County Health Facilities Authority Revenue, Hospital,		
Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24	5,500,000	5,870,425
Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32	15,000,000	16,048,050
Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29	6,000,000	6,412,320
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,145,650
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	3,826,160
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	4,664,850
Orange County School Board COP, Series A,		
Assured Guaranty, 5.50%, 8/01/34	10,000,000	10,428,700
NATL Insured, 5.00%, 8/01/27	12,000,000	12,157,080
Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments, senior bond, Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	16,383,103
Orlando-Orange County Expressway Authority Revenue,		
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	255,000	323,789
Series B, AMBAC Insured, 5.00%, 7/01/35	6,135,000	6,161,012
Series C, 5.00%, 7/01/40	2,755,000	2,784,175
Osceola County Tourist Development Tax Revenue, NATL RE, FGIC Insured, 5.00%, 10/01/32	10,000,000	10,064,800

86 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Palm Beach County HFA, MFR, Housing Winsor Park Apartments Project, Series A, 5.90%, 6/01/38	$ 845,000	$ 845,017
Palm Beach County HFAR, ACTS Retirement-Life Communities, 5.125%, 11/15/29	3,650,000	3,394,391
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,046,550
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%, 10/01/25	5,000,000	5,601,400
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,274,050
Panama City Beach Utility Revenue,		
Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,085,020
Refunding, AMBAC Insured, 5.00%, 6/01/27	4,450,000	4,527,830
Refunding, AMBAC Insured, 5.00%, 6/01/32	2,795,000	2,816,494
Pinellas County Health Facilities Authority Revenue, Baycare Health System, AGMC Insured, 5.00%, 11/15/30	11,500,000	11,518,745
Port St. Lucie Utility Revenue, System,		
Capital Appreciation, NATL Insured, Pre-Refunded, zero cpn., 9/01/29	20,000,000	6,994,000
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	1,456,400
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	1,344,300
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,080,540
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,225,500
Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured, zero cpn.,		
11/01/12	1,780,000	1,737,440
11/01/15	2,180,000	1,908,394
South Broward Hospital District Revenue,		
Pre-Refunded, 5.60%, 5/01/27	5,000,000	5,220,200
Pre-Refunded, 5.625%, 5/01/32	11,250,000	11,747,250
South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36	7,000,000	7,082,460
South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	12,309,075
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	4,837,500
St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,		
6/01/22	4,000,000	2,438,000
6/01/23	4,255,000	2,435,179
6/01/24	1,500,000	806,640
6/01/25	2,130,000	1,079,335
St. Lucie West Services District Utility Revenue, senior lien, NATL Insured, 6.125%, 10/01/32	10,000,000	10,111,900
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,361,419
Sunrise Utilities System Revenue,		
AMBAC Insured, ETM, 5.20%, 10/01/22	1,050,000	1,253,774
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,703,655
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,658,829
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,		
10/01/34	8,000,000	8,313,280
10/01/38	14,340,000	14,804,616
Tampa Bay Water Utility System Revenue, Series B, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 10/01/31	10,000,000	10,033,700

Semiannual Report | 87

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, NATL Insured,		
6.00%, 10/01/15	$ 910,000	$ 944,835
6.05%, 10/01/20	1,715,000	1,905,228
6.10%, 10/01/26	2,695,000	3,013,226
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16	1,105,000	1,286,054
Viera East CDD Special Assessment,		
Refunding, 7.00%, 5/01/26	5,830,000	5,829,242
Series B, ETM, 6.75%, 5/01/14	2,345,000	2,573,122
Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25	10,000,000	8,935,700
West Lake CDD, Special Assessment Revenue, NATL Insured, 5.75%, 5/01/17	1,040,000	1,039,917
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%, 3/01/35	1,000,000	947,110
Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34	2,000,000	2,091,880
		1,000,265,035
U.S. Territories 8.6%		
Puerto Rico 7.7%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/44	2,100,000	2,121,987
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	15,000,000	15,241,500
Series A, 5.00%, 7/01/29	7,500,000	7,473,225
Series A, 5.00%, 7/01/33	5,000,000	4,720,600
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	560,000	521,668
Series G, 5.00%, 7/01/33	1,500,000	1,416,180
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%, 7/01/46	9,690,000	8,527,297
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,250,000	10,844,775
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,906,195
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.375%, 7/01/33	1,210,000	1,199,921
Series I, 5.00%, 7/01/36	5,000,000	4,650,500
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 6.00%, 8/01/42	8,000,000	8,399,360
Series C, 5.50%, 8/01/40	15,000,000	15,252,450
		86,275,658
U.S. Virgin Islands 0.9%		
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	10,000,000	9,561,900
Total U.S. Territories		95,837,558
Total Municipal Bonds before Short Term Investments (Cost $1,060,979,400)		1,096,102,593

88 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) (continued)

See Abbreviations on page 167.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 89

aFor the year ended February 29. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year.

90 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.0%		
Georgia 90.9%		
Athens-Clarke County Unified Government Water and Sewer Revenue,		
5.625%, 1/01/33	$10,000,000	$ 10,955,300
5.50%, 1/01/38	5,000,000	5,415,450
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,		
Refunding, Series C, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,041,450
Series J, AGMC Insured, 5.00%, 1/01/34	5,000,000	5,031,550
Atlanta Airport Revenue, General,		
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,688,140
Series A, 5.00%, 1/01/40	9,000,000	9,005,400
Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.00%, 7/01/32	3,000,000	3,111,840
Atlanta Development Authority Revenue, Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,594,066
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,271,420
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project, AGMC Insured, 5.00%, 12/01/26	1,140,000	1,204,889
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%, 12/01/23	1,000,000	1,040,640
Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill, GNMA Secured,		
6.00%, 5/20/17	665,000	665,186
6.125%, 5/20/27	1,560,000	1,505,150
Atlanta Water and Wastewater Revenue,		
Refunding, Series A, 6.00%, 11/01/28	5,055,000	5,681,062
Refunding, Series A, NATL Insured, 5.00%, 11/01/33	5,000,000	5,020,100
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	5,554,700
Augusta Water and Sewer Revenue,		
AGMC Insured, 5.25%, 10/01/39	3,000,000	3,123,060
Refunding, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,083,750
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,		
5.25%, 12/01/22	2,500,000	2,249,600
5.375%, 12/01/28	2,000,000	1,634,940
Bartow County Development Authority PCR, Georgia Power Co., First Series, 5.10%, 6/01/23	5,000,000	5,217,550
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,287,669
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,529,925
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC Insured, 5.00%, 6/01/33	2,045,000	2,177,332
Bulloch County Development Authority Lease Revenue, Georgia Southern University, XLCA Insured, 5.00%, 8/01/27	5,000,000	5,075,250
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,085,126
Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,		
Series B, 5.50%, 1/01/33	5,000,000	5,066,100
Series E, 7.00%, 1/01/23	5,000,000	5,754,650
Camden County Public Service Authority Revenue, St. Mary's Project, Refunding, 4.50%,		
12/01/31	1,200,000	1,228,176
12/01/32	1,000,000	1,016,580

92 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center Inc. Project,		
5.00%, 7/01/40	$ 5,000,000	$ 5,020,900
Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,124,450
Cherokee County Water and Sewer Authority Revenue,		
AGMC Insured, 5.00%, 8/01/35	3,000,000	3,177,420
NATL Insured, 6.90%, 8/01/18	10,000	10,042
Clayton County Development Authority Revenue, Refunding, Series A, NATL Insured, 5.00%, 8/01/23	2,310,000	2,488,609
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,100,950
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical Center, Refunding, Series A,		
5.00%, 8/01/30	2,000,000	2,059,280
5.25%, 8/01/35	1,000,000	1,031,510
Clayton County MFHR, Pointe Clear Apartments Project, AGMC Insured, 5.70%, 7/01/23	930,000	930,521
Cobb County Development Authority University Facilities Revenue, Kennesaw State University Foundations Project, Series D, NATL Insured, 5.00%, 7/15/29	5,000,000	4,855,950
Columbia County Water and Sewerage Revenue,		
AGMC Insured, Pre-Refunded, 5.00%, 6/01/24	1,010,000	1,136,886
Refunding, 4.50%, 6/01/33	4,015,000	4,122,803
Refunding, AGMC Insured, 5.00%, 6/01/24	120,000	126,674
Columbus Water and Sewer Revenue, AGMC Insured, 5.00%, 5/01/29	2,500,000	2,650,800
Coweta County Development Authority Revenue, Piedmont Healthcare Project, 5.00%, 6/15/40	5,000,000	4,932,000
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,		
5.25%, 9/01/30	1,750,000	1,821,540
5.50%, 9/01/37	5,000,000	5,257,100
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%, 10/01/32	1,500,000	1,551,480
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and Judicial Facility Project, 5.00%, 12/01/29	2,000,000	2,059,420
DeKalb County School District COP, Georgia School Boards Assn. Inc., AMBAC Insured, 5.00%, 12/01/27	4,285,000	4,554,012
DeKalb County Water and Sewer Revenue, Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	3,977,680
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia Gwinnett College Student Centre LLC Project, 5.50%, 7/01/34	3,000,000	3,009,180
DeKalb Private Hospital Authority Revenue Anticipation Certificates, Children's Healthcare, Refunding, 5.25%, 11/15/39	5,000,000	5,096,250
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, 5.00%,		
6/01/29	3,410,000	3,550,901
6/01/32	2,225,000	2,319,362
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured, 5.00%, 2/01/34	5,480,000	4,374,629
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,127,100
Fayette County School District GO, AGMC Insured,		
4.75%, 3/01/21	1,355,000	1,481,205
4.95%, 3/01/25	1,000,000	1,069,140

Semiannual Report | 93

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, 5.00%, 4/01/32	$ 5,000,000	$ 5,301,050
Fulton County Development Authority Revenue,		
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,145,040
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,681,860
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27	1,060,000	1,184,635
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28	1,200,000	1,332,948
Georgia Tech Foundation Inc. Funding SAC II Project, Series A, 5.25%, 11/01/30	5,000,000	5,022,000
Georgia Tech Foundation Inc. Funding Technology Square Project, Series A, 5.00%, 11/01/31	3,000,000	3,021,480
Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25	2,240,000	2,348,080
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,225,500
Piedmont Healthcare, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,076,100
Fulton County Water and Sewer Revenue, NATL RE, FGIC Insured, 5.00%, 1/01/30	2,500,000	2,594,025
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	4,868,400
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%, 12/01/26	2,000,000	2,016,660
Georgia Municipal Electric Authority Power Revenue, Series W,		
6.60%, 1/01/18	955,000	1,110,140
ETM, 6.60%, 1/01/18	45,000	49,561
Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24	2,550,000	2,550,638
Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, NATL Insured, 5.00%, 12/01/25	2,600,000	2,648,438
Georgia State GO, Series B, 5.00%, 7/01/28	3,225,000	3,647,572
Georgia State HFAR, SFM,		
Series A, 5.375%, 6/01/39	1,950,000	2,003,664
Series C, 5.00%, 12/01/27	1,000,000	1,015,570
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC Project,		
6.00%, 6/15/34	5,000,000	5,298,650
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,108,120
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	5,000,000	5,063,800
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,		
NATL Insured, Pre-Refunded, 5.00%, 1/01/24	8,500,000	9,391,310
Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,583,350
Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,354,320
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project,		
Series B, NATL Insured, Pre-Refunded, 5.30%, 9/01/27	3,750,000	3,908,438
Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,122,600
Gwinnett County School District GO,		
5.00%, 2/01/32	4,125,000	4,435,406
5.00%, 2/01/36	5,815,000	6,174,134
Pre-Refunded, 5.00%, 2/01/32	875,000	1,055,941
Gwinnett County Water and Sewerage Authority Revenue, Pre-Refunded, 5.25%, 8/01/25	2,795,000	2,923,011
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, 5.00%, 12/01/27	2,015,000	1,908,568

94 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Georgia (continued)		
Habersham County School District GO, NATL Insured, 5.00%, 4/01/28	$ 2,750,000	$ 2,940,713
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, AMBAC Insured, 6.00%, 7/01/29	5,000,000	5,026,450
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	3,300,000	4,253,337
Jackson County School District GO, NATL Insured, 5.00%, 3/01/25	3,000,000	3,183,900
LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38	4,000,000	4,123,400
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,412,124
Macon-Bibb County Hospital Authority Revenue, Revenue Anticipation Certificates, The Medical Center of Central Georgia Inc. Project, 5.00%, 8/01/35	5,000,000	4,917,550
Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/27	5,000,000	4,906,050
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System,		
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,430,600
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,006,900
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture, Refunding, Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	10,130,200
Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12	1,500,000	1,526,415
Municipal Electric Authority Revenue,		
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	5,000,000	5,471,550
Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,425,518
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG Insured, 5.00%, 6/01/24	3,150,000	3,298,334
Paulding County GO, Courthouse, NATL RE, FGIC Insured, 5.00%, 2/01/32	4,000,000	4,242,360
Paulding County School District GO, 5.00%, 2/01/33	4,000,000	4,170,760
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,037,590
Private Colleges and Universities Authority Revenue,		
Emory University, Refunding, 5.00%, 9/01/35	10,000,000	10,558,800
Mercer University Project, Refunding, Series A, 5.375%, 10/01/29	2,000,000	1,982,800
Richmond County Development Authority Educational Facilities Revenue, Augusta State University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29	1,000,000	1,021,530
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.80%, 12/01/20	1,500,000	1,500,810
Rockdale County Water and Sewer Authority Revenue, AGMC Insured, 5.00%, 7/01/29	4,000,000	4,252,320
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30	1,500,000	1,521,600
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, NATL Insured, Pre-Refunded, 5.00%, 1/01/33	3,500,000	3,717,875
Suwanee GO, NATL Insured, Pre-Refunded, 5.25%, 1/01/32	3,000,000	3,048,630
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D Archbold,		
5.25%, 11/01/35	1,000,000	978,500
5.375%, 11/01/40	5,000,000	4,930,800
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,064,190
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center Project,		
5.00%, 10/01/33	2,000,000	1,945,220
AMBAC Insured, 5.25%, 10/01/27	3,000,000	3,027,360

Semiannual Report | 95

See Abbreviations on page 167.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

96 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.6%		
Kentucky 87.5%		
Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34	$1,065,000	$ 1,089,133
Boone County GO, Public Project, Pre-Refunded, 5.00%,		
4/01/20	1,310,000	1,345,999
4/01/21	1,000,000	1,027,480
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, FGIC Insured, 4.70%, 1/01/28	3,000,000	3,016,470
Boone Florence Water Commission Water Supply Systems Revenue, Refunding, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/27	2,000,000	2,042,880
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,250,200
Boyle County Revenue, Refunding and College Improvement, CIFG Insured, 5.00%, 6/01/32	1,500,000	1,563,615
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, NATL Insured, 5.00%, 8/01/37	2,500,000	2,599,525
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured, 5.00%, 8/01/26	2,845,000	3,035,643
Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured Guaranty, 5.50%, 2/01/36	3,000,000	3,102,750
Florence GO, Public Project, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/01/32	1,000,000	1,031,500
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, 6.45%, 2/01/41	2,000,000	2,014,380
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	285,000	285,274
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., Refunding, AMBAC Insured, 5.75%, 1/01/26	1,000,000	1,000,190
Jefferson County School District Finance Corp. School Building Revenue, Series A, NATL Insured, 4.75%, 6/01/27	2,440,000	2,542,992
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L, XLCA Insured, 5.00%, 11/01/29	1,000,000	1,052,720
Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,		
Series A, 6.00%, 6/01/30	255,000	257,922
Series C, 6.00%, 6/01/30	1,145,000	1,148,710
Series E, 5.70%, 6/01/22	75,000	76,165
Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare Inc.,		
Refunding, Series C, NATL Insured, 6.15%, 10/01/24	160,000	167,195
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24	245,000	276,105
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25	935,000	1,053,708
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22	2,000,000	1,828,520
Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding, Series A, 5.00%, 5/01/29	5,670,000	5,814,585
Kentucky Economic Finance Authority Louisville Arena Project Revenue, Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,116,520
Kentucky Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place Apartments, GNMA Secured,		
5.00%, 4/20/40	2,280,000	2,259,298
5.25%, 4/20/45	1,850,000	1,867,760
Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	1,870,080

98 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Kentucky (continued)		
Kentucky Infrastructure Authority Revenue, Series A, 5.00%,		
6/01/19	$1,140,000	$ 1,143,249
6/01/20	1,250,000	1,253,350
6/01/21	1,190,000	1,193,154
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,		
Series A, 5.00%, 2/01/26	1,005,000	1,024,045
Series I, 5.00%, 2/01/34	1,500,000	1,522,875
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A, NATL Insured, 5.00%,		
9/01/32	5,000,000	5,131,500
9/01/37	3,250,000	3,292,835
Kentucky State Property and Buildings Commission Revenues,		
Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23	1,100,000	1,197,801
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,436,350
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects, Refunding, Series A, 5.00%,		
7/01/28	1,000,000	1,079,550
7/01/29	1,000,000	1,086,810
7/01/30	2,500,000	2,743,825
Lawrenceburg Water and Sewer Revenue, NATL Insured, 5.00%, 10/01/28	1,730,000	1,746,522
Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series A, 5.00%, 7/01/27	2,000,000	2,131,660
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,063,990
Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine University Project, Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,547,750
Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%, 2/01/37	2,000,000	2,019,320
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of Mercy, Cincinnati, 5.00%, 10/01/35	1,500,000	1,453,020
Louisville and Jefferson County Metropolitan Government Parking Authority Revenue, Series A, 5.375%, 12/01/39	1,995,000	2,133,712
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue, Series A,		
AMBAC Insured, 5.00%, 5/15/36	1,000,000	1,034,550
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/15/30	2,065,000	2,071,546
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A, AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,783,951
Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%, 6/01/29	3,290,000	3,318,689
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, 5.50%, 7/01/38	3,000,000	3,020,070
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital,		
5.125%, 8/01/37	3,000,000	2,509,140
6.375%, 8/01/40	2,500,000	2,472,150
Northern Kentucky University COP, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/27	1,500,000	1,587,495
Northern Kentucky Water Service District Revenue, NATL Insured, 4.875%, 2/01/20	1,270,000	1,285,532
Oldham County School District Finance Corp. School Building Revenue, NATL Insured, 5.00%, 5/01/24	5,680,000	5,890,898

Semiannual Report | 99

100 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 101

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

102 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.9%		
Louisiana 86.2%		
Alexandria Sales and Use Tax Revenue, 5.00%,		
8/01/26	$ 1,710,000	$ 1,881,855
8/01/27	1,790,000	1,958,349
8/01/28	1,875,000	2,039,344
Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33	5,000,000	5,403,400
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing Project, NATL Insured, 5.25%,		
5/01/21	1,505,000	1,509,786
5/01/33	2,500,000	2,322,750
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 5.65%, 12/01/21	1,000,000	1,000,290
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%, 9/01/29	11,500,000	11,504,485
East Baton Rouge Mortgage Finance Authority SFMR, MBS Program,		
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	770,000	770,724
Series A-2, GNMA Secured, 5.10%, 10/01/40	445,000	445,245
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, 5.00%, 5/01/25	3,325,000	3,509,670
East Baton Rouge Parish Sales Tax Revenue,		
Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24	2,000,000	2,104,580
Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28	1,000,000	1,103,890
Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30	1,700,000	1,883,396
East Baton Rouge Sewerage Commission Revenue, Refunding, Series A, 5.25%,		
2/01/34	2,500,000	2,663,800
2/01/39	6,500,000	6,908,850
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, 5.00%, 8/15/19	5,000,000	5,456,550
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%, 11/01/27	5,000,000	5,019,900
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL Insured, 5.00%, 4/01/29	3,060,000	3,127,932
Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured, 5.00%, 10/01/29	2,925,000	3,061,129
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,254,100
Lafayette Public Improvement Sales Tax Revenue, 5.00%, 3/01/36	1,865,000	1,972,965
Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32	5,000,000	5,130,050
Lafayette Public Trust Financing Authority Revenue,		
Ragin' Cajun Facilities Inc., Housing and Package Project, Assured Guaranty, 5.25%, 10/01/30	4,000,000	4,184,840
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	810,720
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,874,548
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,426,354
Ragin' Cajun Facilities Inc. Project, NATL Insured, 5.00%, 10/01/22	1,500,000	1,559,400
Lafayette Utilities Revenue,		
5.00%, 11/01/33	5,000,000	5,174,200
NATL Insured, 5.00%, 11/01/28	5,000,000	5,237,050
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%, 4/01/29	2,200,000	2,300,100

Semiannual Report | 103

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Louisiana HFA, SFMR, Home Ownership Program,		
GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32	$ 1,085,000	$ 1,087,713
Series A, GNMA Secured, 5.50%, 6/01/40	3,650,000	3,729,168
Series A-1, GNMA Secured, 5.45%, 12/01/20	285,000	289,101
Series B, GNMA Secured, 6.125%, 12/01/33	780,000	825,022
Louisiana Local Government Environmental Facilities and CDA Revenue,		
Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29	1,000,000	1,035,110
Delgado Community College Foundation Project, NATL Insured, 6.00%, 10/01/29	1,000,000	1,001,500
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,473,850
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	3,924,900
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,370,000	5,514,990
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured, 5.00%, 12/01/44	8,870,000	9,010,678
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,204,461
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,137,600
Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21	2,215,000	2,215,842
Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27	3,000,000	3,122,550
Livingston Parish Road Project, AMBAC Insured, 5.00%, 3/01/21	3,540,000	3,772,295
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,111,340
NATL Insured, 5.00%, 12/01/26	3,000,000	3,013,320
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26	2,000,000	1,934,760
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31	2,000,000	1,890,820
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	2,945,718
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,712,225
Southeastern Louisiana Student Housing, University Facilities Inc. Project, Series A, NATL Insured, 5.00%, 8/01/27	3,000,000	3,032,130
Louisiana Public Facilities Authority Hospital Revenue,		
Franciscan Missionaries of Our Lady Health System Project, 6.75%, 7/01/39	3,500,000	3,802,435
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,009,850
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,500,000	3,386,285
Louisiana Public Facilities Authority Revenue,		
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	5,000,000	4,740,600
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,358,600
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,438,600
Dillard University Project, Series A, AMBAC Insured, Pre-Refunded, 5.30%, 8/01/26	1,540,000	1,607,637
Energy LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,151,500
FHA Insured Mortgage, Baton Rouge General Medical Center Project, NATL Insured, 5.25%, 7/01/33	5,000,000	5,087,350
Loyola University Project, 5.00%, 10/01/39	5,000,000	5,140,150
MFHR, One Lakeshore Place Apartments Project, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20	1,400,000	1,365,644
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	5,332,550
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	4,585,050
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	3,990,000	3,993,551
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,260,025
Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.125%, 7/01/27	3,000,000	3,119,130

104 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Louisiana (continued)		
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,		
Series B, AMBAC Insured, 5.00%, 6/01/23	$ 5,000,000	$ 4,977,700
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,665,650
Louisiana State Gasoline and Fuels Tax Revenue, Series A,		
AGMC Insured, 5.00%, 5/01/31	13,000,000	13,596,830
AMBAC Insured, 5.00%, 6/01/27	3,500,000	3,547,845
NATL RE, FGIC Insured, 5.00%, 5/01/35	2,300,000	2,352,210
Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,		
7/15/24	3,475,000	3,826,531
7/15/25	1,765,000	1,929,269
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project, Refunding, 5.00%, 10/01/20	5,000,000	5,024,400
Louisiana State University and Agricultural and Mechanical College Board Revenue,		
AMBAC Insured, 5.00%, 7/01/22	5,000,000	5,235,650
Auxiliary, NATL RE, FGIC Insured, 5.00%, 7/01/31	3,000,000	3,136,830
Auxiliary, Series A, 5.00%, 7/01/40	5,000,000	5,261,850
Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27	1,500,000	1,559,835
Monroe Sales Tax Increment Revenue, Economic Development Project, Garret Road, Refunding, Assured Guaranty,		
5.375%, 3/01/24	1,035,000	1,076,441
5.50%, 3/01/25	2,145,000	2,230,950
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,285,580
New Orleans GO,		
Drainage System, AMBAC Insured, 5.00%, 12/01/18	1,000,000	1,004,330
Public Improvement, AMBAC Insured, 5.25%, 12/01/29	1,485,000	1,498,929
Public Improvement, FGIC Insured, 5.25%, 12/01/21	1,295,000	1,318,168
Public Improvement, FGIC Insured, 5.125%, 12/01/26	2,000,000	2,002,500
Radian Insured, 5.125%, 12/01/30	10,055,000	10,099,443
Refunding, NATL Insured, 5.125%, 9/01/21	2,000,000	2,026,360
New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29	500,000	526,215
Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty, 5.125%, 4/01/38	5,000,000	4,882,800
Shreveport GO, 5.00%,		
8/01/25	4,690,000	5,082,178
8/01/29	4,790,000	5,073,760
St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13	2,500,000	2,505,325
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	4,749,600
St. Tammany Parish Utilities Revenue, Series B,		
5.50%, 8/01/35	2,650,000	2,814,538
5.00%, 8/01/44	3,290,000	3,358,596
Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33	2,155,000	2,172,326
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, 5.00%, 4/01/32	2,265,000	2,364,751
University of Louisiana System Board of Supervisors Revenue, Northwestern State University Wellness, Recreation and Activity Center, AMBAC Insured, 5.10%, 4/01/24	1,000,000	1,000,180
		348,151,872

Semiannual Report | 105

See Abbreviations on page 167.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

106 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 107

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

108 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period July 1, 2009 (effective date) to February 28, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.9%		
Maryland 75.6%		
Annapolis GO, Refunding, 5.00%, 8/01/31	$ 1,250,000	$ 1,380,388
Anne Arundel County GO,		
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	13,656,607
Refunding, 4.625%, 3/01/32	2,000,000	2,031,420
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%, 1/01/28	2,000,000	2,014,300
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	15,095,000	12,796,031
Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32	1,000,000	1,018,100
Baltimore Project Revenue,		
sub. bond, Water Projects, Series A, 5.375%, 7/01/34	750,000	795,855
sub. bond, Water Projects, Series A, 5.75%, 7/01/39	1,250,000	1,362,263
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,246,450
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	15,427,551
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,222,700
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	1,962,166
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,258,446
Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31	2,855,000	3,013,452
Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32	2,120,000	2,241,391
Water Projects, Refunding, Series A, NATL RE, FGIC Insured, 5.125%, 7/01/42	11,740,000	11,821,123
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,384,422
Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,286,300
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,		
5.375%, 1/01/16	2,000,000	1,958,580
5.50%, 1/01/19	1,000,000	941,740
5.625%, 1/01/25	2,000,000	1,781,540
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	4,534,750
Frederick GO, Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,222,213
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,196,599
Maryland State Community Development Administration Department of Housing and CDR,		
Housing, Refunding, Series A, 6.00%, 7/01/32	4,000,000	4,001,520
Residential, Series B, 4.75%, 9/01/39	5,335,000	5,277,915
Residential, Series C, 5.375%, 9/01/39	10,000,000	10,154,000
Residential, Series C, 5.65%, 9/01/48	2,150,000	2,211,125
Residential, Series D, 5.25%, 9/01/29	2,530,000	2,530,000
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	11,829,600
Maryland State EDC Student Housing Revenue,		
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30	3,245,000	2,815,687
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35	3,675,000	3,101,369
University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/25	2,500,000	2,509,250
University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/28	2,000,000	1,957,660
University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33	9,370,000	8,985,549

110 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
Maryland State Health and Higher Educational Facilities Authority Revenue,		
Anne Arundel Health System, Series A, 6.75%, 7/01/29	$ 2,000,000	$ 2,251,600
Anne Arundel Health System, Series A, 6.75%, 7/01/39	2,000,000	2,226,780
Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34	2,500,000	2,828,575
Anne Arundel Medical Center, AGMC Insured, 5.125%, 7/01/33	8,365,000	8,365,836
Carroll County General Hospital, 6.00%, 7/01/26	2,000,000	2,022,280
Carroll County General Hospital, 5.80%, 7/01/32	5,000,000	5,023,750
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	6,490,289
Catholic Health Initiatives, Series A, 6.00%, 12/01/20	715,000	716,802
Edenwald, Series A, 5.40%, 1/01/31	1,000,000	884,860
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	13,503,930
Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37	9,395,000	9,568,526
LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	11,010,123
LifeBridge Health, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	9,776,800
Loyola College, Series A, 5.00%, 10/01/40	10,050,000	10,123,164
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	1,914,140
Maryland Institute College of Art, 5.00%, 6/01/36	5,000,000	4,780,900
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	9,460,400
Mercy Medical Center, Refunding, 5.625%, 7/01/31	5,500,000	5,499,890
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	8,849,800
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27	655,000	645,804
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34	5,000,000	4,597,700
Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	5,622,532
Peninsula Regional Medical Center, 5.00%, 7/01/36	6,625,000	6,568,687
Roland Park Place Project, Refunding, 5.625%, 7/01/18	2,500,000	2,500,025
Roland Park Place Project, Refunding, 5.625%, 7/01/24	2,680,000	2,544,821
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/32	29,000,000	29,274,340
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38	5,805,000	5,964,231
Union Hospital Cecil County Issue, 5.00%, 7/01/35	3,015,000	2,989,915
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	15,370,050
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,501,950
Washington County Hospital, 5.75%, 1/01/38	2,500,000	2,430,450
Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36	17,120,000	16,490,498
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC Insured, 5.00%, 7/01/28	3,975,000	4,143,341
Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27	8,000,000	8,105,280
Maryland State Transportation Authority Transportation Facility Projects Revenue, AGMC Insured, 5.00%,		
7/01/27	5,890,000	6,196,162
7/01/31	7,455,000	7,770,719
7/01/32	7,165,000	7,371,209
7/01/34	7,500,000	7,756,350
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	9,133,280
Montgomery County Revenue, Department of Liquor Control,		
Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,795,284
Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,444,816

Semiannual Report | 111

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Maryland (continued)		
Montgomery County Revenue, Department of Liquor Control, (continued)		
Refunding, Series A, 5.00%, 4/01/31	$ 2,470,000	$ 2,648,482
Series A, 5.00%, 4/01/30	1,935,000	2,090,748
Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/32	6,450,000	6,543,589
Prince George's County COP, Public Safety Communications, 5.00%, 10/01/30	2,060,000	2,230,012
Prince George's County GO, Consolidated Public Improvement, 4.40%, 9/15/22	10,000,000	10,281,300
Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%, 6/30/30	4,000,000	4,058,160
Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,		
4/01/27	425,000	448,719
4/01/32	1,500,000	1,583,715
		472,328,676
District of Columbia 0.4%		
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,500,000	2,664,650
U.S. Territories 22.9%		
Puerto Rico 22.4%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	2,100,000	2,124,360
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, AGMC Insured, 5.25%, 7/01/27	1,015,000	1,015,294
Refunding, AGMC Insured, 5.125%, 7/01/30	2,870,000	2,870,201
Refunding, Series A, FGIC Insured, 5.50%, 7/01/21	10,000,000	10,704,000
Refunding, Series A, FGIC Insured, 5.50%, 7/01/22	5,000,000	5,292,350
Series A, 5.00%, 7/01/27	6,250,000	6,155,563
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36	5,000,000	4,965,300
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	5,000,000	4,596,250
Series D, Pre-Refunded, 5.25%, 7/01/38	5,000,000	5,201,550
Series G, 5.00%, 7/01/33	2,170,000	2,048,740
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,		
AMBAC Insured, 5.00%, 7/01/31	5,000,000	4,729,000
FGIC Insured, 5.00%, 7/01/24	5,000,000	5,003,900
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series SS, AGMC Insured, 5.00%, 7/01/30	6,500,000	6,553,430
Series II, Pre-Refunded, 5.25%, 7/01/31	3,000,000	3,153,420
Series WW, 5.50%, 7/01/38	5,000,000	5,013,650
Series XX, 5.25%, 7/01/40	13,500,000	13,013,730
Puerto Rico HFAR, Capital Fund Modernization, 5.125%, 12/01/27	4,250,000	4,414,858
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.25%, 7/01/36	520,000	501,108
Refunding, Series K, AGMC Insured, 5.25%, 7/01/27	5,300,000	5,481,525
Refunding, Series N, 5.00%, 7/01/32	5,000,000	4,697,850
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	4,865,950
Series D, Pre-Refunded, 5.25%, 7/01/36	1,480,000	1,538,401

112 | Semiannual Report

See Abbreviations on page 167.

†Rounds to less than 0.1% of net assets.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 113

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

114 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 115

aFor the period July 1, 2009 (effective date) to February 28, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

116 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.2%		
Missouri 76.7%		
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%,		
10/01/35	$ 5,000,000	$ 5,267,749
10/01/39	30,300,000	31,732,281
Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Metrolink Cross County Project, Series B, AGMC Insured, 5.00%, 10/01/32	7,300,000	7,411,471
Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%, 10/20/22	1,515,000	1,519,727
Cape Girardeau County IDA Health Care Facilities Revenue,		
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,500,000	6,530,250
St. Francis Medical Center, Series A, 5.50%, 6/01/27	6,350,000	6,431,153
St. Francis Medical Center, Series A, 5.50%, 6/01/32	5,000,000	5,040,650
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,240,720
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%, 5/15/28	6,875,000	6,877,269
Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,		
5.625%, 3/01/34	1,000,000	1,064,980
6.00%, 3/01/39	1,000,000	1,072,530
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation, Series A, 5.75%, 10/01/33	10,290,000	11,539,926
Curators of the University of Missouri System Facilities Revenue,		
Refunding, 5.00%, 11/01/27	1,065,000	1,209,244
Series A, 5.00%, 11/01/33	5,000,000	5,323,350
Series A, 5.00%, 11/01/35	20,000,000	21,113,800
System Facilities, Refunding, Series A, 5.00%, 11/01/25	5,750,000	6,261,347
System Facilities, Refunding, Series A, 5.00%, 11/01/26	3,625,000	3,928,086
Florissant COP, NATL RE, FGIC Insured, 5.00%, 8/01/22	1,285,000	1,304,686
Grandview COP, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23	2,410,000	2,560,023
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	999,180
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,		
3/01/27	3,300,000	3,678,642
3/01/28	3,000,000	3,316,320
3/01/29	3,000,000	3,290,970
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and Improvement, Series A, 5.00%, 3/01/29	4,000,000	4,310,160
Jackson County Reorganized School District No. 7 Lee's Summit GO, Missouri Direct Deposit Program, Refunding and Improvement, AGMC Insured, 5.00%, 3/01/21	5,700,000	5,829,447
Jackson County Special Obligation Revenue,		
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28	2,400,000	2,471,784
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29	26,925,000	27,760,213
NATL Insured, 5.00%, 12/01/27	3,105,000	3,152,041
Jefferson County Consolidated School District No. 006 Lease Participation COP, AGMC Insured, 5.00%, 3/01/25	1,050,000	1,122,608
Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,		
5.50%, 2/15/29	2,000,000	1,956,080
5.75%, 2/15/35	2,500,000	2,440,200
Kansas City IDAR,		
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,303,600
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	7,000,000	7,373,730

Semiannual Report | 117

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Kansas City IDAR, (continued)		
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	$ 3,000,000	$ 3,030,540
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,706,731
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	8,250,000	8,029,312
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	15,239,700
Kansas City Sanitation Sewer System Revenue, Series A, 5.25%, 1/01/34	9,500,000	10,240,240
Kansas City Special Obligation Revenue, Arena Project, Refunding and Improvement, Series C, 5.125%, 4/01/38	10,000,000	10,074,500
Kansas City Special Obligation Tax Allocation, East Village Project, Series B, Assured Guaranty, 5.00%, 4/15/31	6,445,000	6,873,592
Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town Center Project, NATL Insured, 5.00%, 7/01/27	1,730,000	1,653,344
Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	13,806,625
Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%, 12/01/14	410,000	399,045
Lee's Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22	1,500,000	1,590,765
Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22	1,995,000	2,024,865
Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,377,522
Metropolitan St. Louis Sewer District Wastewater System Revenue,		
Series A, 5.75%, 5/01/38	2,000,000	2,209,440
Series A, NATL Insured, 5.00%, 5/01/34	24,730,000	25,395,484
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	23,867,449
Missouri Development Finance Board Cultural Facilities Revenue,		
Nelson Gallery Foundation, Series A, NATL Insured, 5.00%, 12/01/30	9,500,000	9,523,940
Series B, 5.00%, 6/01/37	28,435,000	29,744,432
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,		
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	16,873,605
Plum Point Project, NATL Insured, 5.00%, 1/01/28	5,235,000	5,264,892
Plum Point Project, NATL Insured, 5.00%, 1/01/34	34,945,000	33,846,329
Series A, AMBAC Insured, 5.00%, 1/01/42	15,795,000	15,940,630
Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured, 5.50%, 4/01/23	1,200,000	1,202,364
Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A, 5.125%, 5/01/26	3,960,000	3,969,187
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble Paper Product, 5.20%, 3/15/29	3,000,000	3,267,960
Missouri State Environmental Improvement and Energy Resources Authority PCR, St. Joseph Light and Power Co. Project, Refunding, AMBAC Insured, 5.85%, 2/01/13	2,100,000	2,106,678
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State Revolving Fund,		
Series A, 6.55%, 7/01/14	420,000	421,756
Series A, 5.75%, 1/01/16	105,000	105,363
Series B, 5.80%, 1/01/15	85,000	85,306
Series B, 7.20%, 7/01/16	545,000	547,398
Series B, AGMC Insured, 6.05%, 7/01/16	335,000	336,229
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue, State Revolving Funds Programs,		
Refunding, Series A, 5.00%, 1/01/23	14,000,000	16,429,980

118 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue, State Revolving Funds Programs, (continued)		
Refunding, Series A, 5.00%, 1/01/24	$ 7,890,000	$ 9,189,088
Series A, 5.75%, 1/01/29	2,500,000	2,954,075
Series B, 5.50%, 7/01/21	60,000	60,166
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,		
Washington University, Series A, 5.375%, 3/15/39	16,825,000	18,333,361
Washington University, Series B, 5.00%, 11/15/37	10,000,000	10,838,400
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,176,400
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,		
CoxHealth, 5.50%, 11/15/39	14,325,000	14,578,982
Freeman Health Systems Project, 5.25%, 2/15/28	2,750,000	2,641,623
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21	4,585,000	4,638,186
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28	4,900,000	4,739,672
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,041,040
Lake Regional Health Systems Project, 5.60%, 2/15/25	1,250,000	1,264,988
Lake Regional Health Systems Project, 5.70%, 2/15/34	2,750,000	2,772,908
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	16,656,141
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,103,390
St. Luke's Episcopal, 5.00%, 12/01/34	7,500,000	7,398,000
St. Luke's Episcopal, Presbyterian Hospital, AGMC Insured, 5.25%, 12/01/26	8,500,000	8,552,360
St. Luke's Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	10,408,400
St. Luke's Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	6,999,649
Missouri State Health and Educational Facilities Authority Revenue,		
Children's Mercy Hospital, 5.625%, 5/15/39	9,500,000	9,728,285
Educational Facilities, Washington University, Series A, 5.00%, 2/15/33	15,125,000	15,464,556
Senior Living Facilities, Lutheran Senior, 5.375%, 2/01/35	2,520,000	2,332,084
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	8,336,193
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22	3,400,000	3,437,842
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27	2,700,000	2,598,291
Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25	1,500,000	1,458,540
Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35	4,655,000	4,307,877
Missouri State Highways and Transit Commission State Road Revenue,		
5.00%, 5/01/20	6,875,000	8,229,169
5.00%, 5/01/21	5,000,000	5,934,500
first lien, Series B, 5.00%, 5/01/24	6,005,000	6,668,733
Series A, 5.00%, 5/01/24	1,150,000	1,319,740
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,		
Series A-1, GNMA Secured, 4.75%, 9/01/32	915,000	912,017
Series C, GNMA Secured, 5.00%, 3/01/32	1,080,000	1,117,130
Series C-1, GNMA Secured, 5.90%, 9/01/25	690,000	702,848
Series C-1, GNMA Secured, 5.95%, 3/01/28	490,000	490,245
Series D, GNMA Secured, 4.70%, 3/01/35	3,535,000	3,520,047
Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19	1,920,000	1,925,741

Semiannual Report | 119

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, AGMC Insured,		
5.00%, 11/15/20	$ 1,000,000	$ 1,036,690
5.00%, 11/15/21	1,000,000	1,035,400
5.00%, 11/15/22	1,000,000	1,033,040
5.00%, 11/15/28	1,965,000	2,001,588
5.125%, 11/15/33	2,755,000	2,788,088
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education, Assured Guaranty, 5.00%, 3/01/27	6,690,000	7,242,460
Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39	1,600,000	1,603,248
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27	5,000,000	4,652,800
Springfield IDAR, Bethesda Living Centers, Refunding, Series A,		
5.625%, 8/15/18	2,455,000	2,380,270
5.70%, 8/15/28	5,250,000	4,386,900
Springfield Public Building Corp. Leasehold Revenue,		
Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24	2,600,000	2,749,604
Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,117,800
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.75%, 8/01/34	3,000,000	3,088,380
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, AGMC Insured, 5.00%, 3/01/26	5,000,000	5,469,500
St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A, NATL Insured, 5.25%, 12/01/28	1,000,000	1,001,650
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%, 4/01/27	2,655,000	2,756,766
St. Louis Airport Revenue, Lambert,		
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	9,480,759
St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	13,474,778
St. Louis International Airport, Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	15,204,569
St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,162,800
St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,304,200
St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured, 5.375%, 9/20/31	3,310,000	3,323,770
St. Louis County IDA, MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31	1,095,000	1,095,263
St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28	1,500,000	1,274,910
St. Louis Municipal Finance Corp. Leasehold Revenue,		
Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/15/27	4,750,000	4,851,697
Convention Center Capital Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	24,120,315
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured, 5.00%,		
2/15/32	8,075,000	8,093,815
2/15/37	7,800,000	7,570,290
Taney County IDA Hospital Revenue, Skaggs Community Hospital Assn., Refunding,		
5.30%, 5/15/18	2,690,000	2,587,215
5.40%, 5/15/28	1,500,000	1,267,020
Taney County Reorganized School District GO, No. R-V Hollister, AGMC Insured, Pre-Refunded, 5.00%, 3/01/20	1,300,000	1,378,104
University of Missouri Revenues, System Facilities, Series B, Pre-Refunded, 5.00%, 11/01/27	7,865,000	7,923,201

120 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,		
5.50%, 11/15/12	$ 440,000	$ 441,170
5.60%, 11/15/17	1,700,000	1,671,882
5.65%, 11/15/22	1,500,000	1,389,435
		853,409,464
U.S. Territories 20.5%		
Puerto Rico 20.1%		
Puerto Rico Commonwealth GO,		
Public Improvement, Refunding, Series A, 6.50%, 7/01/40	7,000,000	7,470,190
Public Improvement, Refunding, Series A, 5.75%, 7/01/41	15,000,000	14,892,750
Public Improvement, Refunding, Series C, AGMC Insured, 5.375%, 7/01/28	3,245,000	3,321,387
Public Improvement, Series A, 5.375%, 7/01/28	1,975,000	1,978,832
Public Improvement, Series A, 5.125%, 7/01/31	5,000,000	4,833,550
Public Improvement, Series A, 6.00%, 7/01/38	6,250,000	6,340,062
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36	9,500,000	11,601,685
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series N, Assured Guaranty, 5.50%, 7/01/26	7,410,000	8,095,277
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	4,970,000	4,568,672
Series D, Pre-Refunded, 5.375%, 7/01/36	2,500,000	2,603,325
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series AAA, 5.25%, 7/01/28	5,000,000	5,098,600
Refunding, Series CCC, 5.00%, 7/01/28	4,000,000	4,008,200
Series CCC, 5.25%, 7/01/28	8,000,000	8,157,760
Series II, Pre-Refunded, 5.25%, 7/01/31	10,000,000	10,511,400
Series TT, 5.00%, 7/01/32	5,000,000	4,817,950
Series WW, 5.50%, 7/01/38	5,730,000	5,745,643
Series XX, 5.75%, 7/01/36	6,000,000	6,145,260
Series XX, 5.25%, 7/01/40	33,750,000	32,534,325
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22	2,500,000	2,500,775
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.375%, 7/01/33	2,150,000	2,132,091
Series D, Pre-Refunded, 5.375%, 7/01/33	5,885,000	6,123,225
Series I, 5.00%, 7/01/36	14,450,000	13,439,945
Series I, Pre-Refunded, 5.375%, 7/01/34	10,000,000	11,354,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Refunding, Series C, 5.375%, 8/01/36	6,900,000	6,975,003
Series A, 5.50%, 8/01/37	3,000,000	3,052,290
Series A, 5.375%, 8/01/39	2,000,000	2,015,360
Series B, 6.375%, 8/01/39	10,000,000	10,732,800
Series C, 5.50%, 8/01/40	15,000,000	15,252,450
Series C, 5.25%, 8/01/41	7,500,000	7,477,125
		223,779,932

Semiannual Report | 121

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories (continued)		
U.S. Virgin Islands 0.4%		
Virgin Islands PFAR,		
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	$ 2,500,000	$ 2,419,025
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39	2,500,000	2,259,500
		4,678,525
Total U.S. Territories		228,458,457
Total Municipal Bonds before Short Term Investments (Cost $1,057,658,849)		1,081,867,921
Short Term Investments 1.0%		
Municipal Bonds 1.0%		
Missouri 1.0%		
[a]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, St. Louis University,		
Daily VRDN and Put, 0.09%, 7/01/32	6,600,000	6,600,000
Refunding, Series B-1, Daily VRDN and Put, 0.13%, 10/01/35	2,000,000	2,000,000
[a]Missouri State Health and Educational Facilities Authority Health Facilities Revenue, SSM Health Care, Series C, Daily VRDN and Put, 0.14%, 6/01/45	2,140,000	2,140,000
Total Short Term Investments (Cost $10,740,000)		10,740,000
Total Investments (Cost $1,068,398,849) 98.2%		1,092,607,921
Other Assets, less Liabilities 1.8%		20,526,956
Net Assets 100.0%		$1,113,134,877

See Abbreviations on page 167.

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 123

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

124 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period July 1, 2009 (effective date) to February 28, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 125

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.0%		
North Carolina 79.1%		
Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/38	$ 7,600,000	$ 5,994,652
Asheville Water System Revenue, NATL Insured, 5.00%, 8/01/32	2,110,000	2,240,398
Brunswick County Enterprise System Revenue, Series A, AGMC Insured, 5.00%,		
4/01/27	1,500,000	1,552,920
4/01/28	1,750,000	1,807,837
Buncombe County COP, NATL Insured, 5.00%, 4/01/22	1,000,000	1,101,850
Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%, 8/01/35	21,000,000	22,035,300
Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33	5,405,000	5,771,081
Charlotte Airport Revenue,		
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	21,192,244
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	13,285,724
Refunding, Series A, 5.50%, 7/01/34	3,765,000	3,994,100
Series A, 5.00%, 7/01/39	3,000,000	3,046,830
Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,099,700
Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,090,800
Charlotte COP,		
Governmental Facilities Projects, Series G, 5.00%, 6/01/28	3,000,000	3,057,720
Refunding, 5.00%, 6/01/33	2,500,000	2,592,350
Refunding, Series C, 5.00%, 6/01/39	6,000,000	6,174,000
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	6,099,660
Charlotte GO, Series C, 5.00%, 7/01/27	2,010,000	2,047,145
Charlotte Storm Water Fee Revenue,		
5.00%, 6/01/35	10,000,000	10,453,300
Refunding, 5.00%, 6/01/25	1,000,000	1,031,110
Charlotte Water and Sewer System Revenue,		
5.00%, 7/01/38	6,775,000	7,221,269
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,821,500
Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,		
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/31	3,865,000	3,872,885
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,087,840
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	10,102,400
Carolinas HealthCare System, Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,306,161
Refunding, 5.00%, 1/15/39	15,000,000	14,910,450
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	5,128,800
Columbus County Industrial Facilities and PCFA Revenue, International Paper Co. Projects, 5.70%, 5/01/34	2,500,000	2,504,850
Dare County COP,		
AMBAC Insured, 5.125%, 6/01/21	650,000	664,547
AMBAC Insured, 5.00%, 6/01/23	3,000,000	3,101,400
AMBAC Insured, 5.00%, 6/01/29	5,295,000	5,414,084
NATL RE, FGIC Insured, 5.00%, 6/01/23	2,000,000	2,094,820
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,291,950
Durham County COP, Series A, 5.00%, 6/01/31	4,000,000	4,271,880
Durham County Enterprise System Revenue, NATL Insured, 5.00%, 6/01/23	1,670,000	1,748,006
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41	4,000,000	4,326,400

126 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
Gastonia Combined Utilities System Revenue, AGMC Insured, 5.00%, 5/01/25	$ 1,000,000	$ 1,001,950
Greensboro HDC, Mortgage Revenue, Refunding, Series A, NATL Insured, 6.70%, 1/01/24	495,000	495,124
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 11/01/33	6,000,000	6,282,240
Guilford County GO, Refunding, Series C, 5.00%, 2/01/22	5,920,000	7,069,960
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,		
5.45%, 11/01/33	4,000,000	3,636,080
Refunding, 6.45%, 11/01/29	3,900,000	3,901,248
Harnett County COP,		
AGMC Insured, 5.125%, 12/01/23	1,000,000	1,038,170
Assured Guaranty, 5.00%, 6/01/28	1,000,000	1,079,030
Assured Guaranty, 5.00%, 6/01/29	500,000	535,705
High Point Combined Enterprise System Revenue,		
AGMC Insured, 5.00%, 11/01/33	5,000,000	5,295,350
NATL RE, FGIC Insured, 5.00%, 11/01/31	11,000,000	11,358,490
Iredell County COP, Iredell County School Project, AGMC Insured,		
5.125%, 6/01/27	4,000,000	4,331,920
5.00%, 6/01/28	1,000,000	1,070,060
Johnston Memorial Hospital Authority Mortgage Revenue, AGMC Insured, 5.25%, 10/01/36	7,000,000	7,251,230
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	377,335
Mecklenburg County GO, Public Improvement, Series B, Pre-Refunded, 4.70%, 2/01/20	3,000,000	3,052,230
Monroe COP, Assured Guaranty, 5.50%,		
3/01/34	2,425,000	2,601,540
3/01/39	1,085,000	1,160,418
Nash Health Care System Health Care Facilities Revenue, AGMC Insured, 5.00%, 11/01/30	2,250,000	2,290,455
New Hanover County COP, New Hanover County Projects, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/22	5,000,000	5,107,200
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, Refunding, Series B, AGMC Insured,		
5.00%, 10/01/27	3,500,000	3,684,975
5.125%, 10/01/31	8,385,000	8,707,319
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,		
Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33	3,000,000	2,818,980
Wake Forest University, 5.00%, 1/01/38	26,000,000	27,465,360
North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,		
Refunding, Series A, 5.00%, 10/01/41	11,080,000	11,491,954
Refunding, Series A, 5.00%, 10/01/44	12,050,000	12,513,563
Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,285,300
Series A, 5.00%, 10/01/39	2,615,000	2,735,055
Series A, Pre-Refunded, 5.25%, 7/01/42	10,000,000	10,537,000
North Carolina Eastern Municipal Power Agency Power System Revenue,		
Refunding, Series A, 6.50%, 1/01/18	3,000,000	3,733,020
Refunding, Series A, 5.00%, 1/01/24	10,000,000	10,697,000
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	12,455,134
Series C, 6.75%, 1/01/24	3,500,000	4,156,565

Semiannual Report | 127

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
North Carolina HFAR,		
Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33	$10,000,000	$ 10,004,000
SF, Refunding, Series DD, FHA Insured, 6.20%, 9/01/27	385,000	394,459
SFR, Series AA, 6.25%, 3/01/17	190,000	190,034
SFR, Series RR, FHA Insured, 5.85%, 9/01/28	1,060,000	1,060,382
North Carolina Medical Care Commission Health Care Facilities Revenue,		
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,167,950
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	11,676,065
Duke University Health System, Series A, 5.00%, 6/01/42	8,150,000	8,287,898
FirstHealth Carolinas Project, Series A, 6.125%, 10/01/39	11,315,000	11,780,273
FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29	5,000,000	5,058,100
Refunding, NATL RE, FGIC Insured, 5.00%, 1/01/33	10,805,000	10,300,082
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,067,300
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	630,000	630,491
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,220,085
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	10,737,700
WakeMed Project, AMBAC Insured, 5.00%, 10/01/32	4,205,000	4,156,264
WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/29	1,500,000	1,560,900
WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/38	6,000,000	6,180,900
WakeMed Project, Series A, Assured Guaranty, 5.875%, 10/01/38	2,515,000	2,608,633
North Carolina Medical Care Commission Health Care System Facilities Revenue, Applachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	6,198,120
North Carolina Medical Care Commission Health System Revenue, Mission Health Combination, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	5,094,100
North Carolina Medical Care Commission Hospital Revenue,		
Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12	370,000	375,998
Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22	1,920,000	2,136,384
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,540,638
Mission-St. Joseph's Health System Project, Refunding, NATL Insured, 5.125%, 10/01/28	1,770,000	1,770,000
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	9,932,100
Southeastern Regional Medical Center, 6.25%, 6/01/29	4,000,000	4,001,840
Southeastern Regional Medical Center, 5.375%, 6/01/32	3,500,000	3,450,230
Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19	1,090,000	1,090,501
North Carolina Medical Care Commission Revenue,		
Betsy Johnson Project, AGMC Insured, Pre-Refunded, 5.125%, 10/01/32	4,500,000	4,946,625
Novant Health Obligation Group, NATL Insured, 5.00%, 11/01/39	9,680,000	9,243,432
Rowan Regional Medical Center, AGMC Insured, 5.00%, 9/01/33	21,720,000	21,839,243
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,		
Refunding, Series A, 5.00%, 1/01/26	2,500,000	2,708,275
Refunding, Series A, 5.00%, 1/01/30	4,670,000	4,918,070
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,795,050
Series A, NATL Insured, 5.25%, 1/01/19	5,000,000	5,262,850
Series A, NATL Insured, 5.25%, 1/01/20	1,500,000	1,573,590
North Carolina State Capital Improvement Limited Obligation Revenue,		
Capital Improvement, Series A, AGMC Insured, 5.00%, 5/01/22	6,595,000	7,366,747
Series A, 5.00%, 5/01/28	5,000,000	5,438,400

128 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured, 5.00%, 6/01/33	$ 1,500,000	$ 1,510,785
North Carolina State GO,		
Public Improvement, Series A, 5.00%, 5/01/23	10,000,000	11,985,700
Public Improvement, Series A, 5.00%, 5/01/24	23,370,000	27,809,833
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,205,580
Refunding, Series B, 5.00%, 6/01/19	5,000,000	6,162,700
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,052,440
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A, Assured Guaranty,		
5.50%, 1/01/29	6,400,000	6,919,232
5.75%, 1/01/39	12,120,000	12,922,708
Northern Hospital District of Surry County Health Care Facilities Revenue,		
6.00%, 10/01/28	1,000,000	1,005,330
6.25%, 10/01/38	2,000,000	2,021,300
Oak Island Enterprise System Revenue,		
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,678,877
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,087,470
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,131,850
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital Project, NATL Insured, 5.00%,		
4/01/31	5,870,000	5,945,782
10/01/34	6,000,000	6,045,180
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured, 5.00%, 6/01/33	7,500,000	7,799,250
Pasquotank County COP, NATL Insured, 5.00%, 6/01/25	1,400,000	1,443,554
Pitt County COP, School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29	2,500,000	2,546,325
Pitt County Revenue, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,057,780
Raleigh Combined Enterprise System Revenue,		
5.00%, 3/01/31	10,360,000	10,764,454
5.00%, 3/01/40	11,915,000	12,799,212
Series A, 5.00%, 3/01/36	6,000,000	6,264,180
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29	6,070,000	6,302,177
Raleigh-Durham Airport Authority Airport Revenue,		
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,253,824
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	14,474,911
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	9,714,022
Union County COP, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,288,650
University of North Carolina at Asheville Revenue, General,		
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/27	790,000	800,286
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/27	410,000	424,403
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of North Carolina, General,		
5.00%, 12/01/28	1,000,000	1,036,740
5.00%, 12/01/31	9,000,000	9,661,320
Refunding, Series A, 5.00%, 12/01/34	11,460,000	12,015,581
Series A, 5.00%, 12/01/25	4,000,000	4,008,120

Semiannual Report | 129

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
North Carolina (continued)		
University of North Carolina at Charlotte Revenue, General, Series B, AGMC Insured, 5.00%, 4/01/32	$ 5,000,000	$ 5,254,950
University of North Carolina at Greensboro Revenue, General, Series A, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,057,360
University of North Carolina at Wilmington COP, Student Housing Project,		
Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,167,050
NATL RE, FGIC Insured, 5.00%, 6/01/26	1,655,000	1,718,420
NATL RE, FGIC Insured, 5.00%, 6/01/27	1,740,000	1,799,108
NATL RE, FGIC Insured, 5.00%, 6/01/29	1,915,000	1,965,154
NATL RE, FGIC Insured, 5.00%, 6/01/37	11,350,000	11,477,801
University of North Carolina System Pool Revenue,		
AMBAC Insured, 5.00%, 4/01/29	2,500,000	2,575,175
Series A, AMBAC Insured, 5.00%, 4/01/27	785,000	800,300
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	1,315,000	1,381,382
Series A, Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,257,950
Series A, NATL Insured, 5.00%, 10/01/33	2,000,000	2,067,700
Wake County GO,		
Limited Obligation Bonds, Series 2009, 5.00%, 6/01/36	5,000,000	5,440,550
Refunding, Series C, 5.00%, 3/01/25	10,000,000	12,229,800
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project, Refunding, 5.375%, 2/01/17	8,000,000	8,202,080
Wake County Revenue, 5.00%,		
1/01/33	10,820,000	11,916,499
1/01/37	12,000,000	13,116,720
Western Carolina University Research and Development Corp. COP, Western Carolina University Student Housing, Assured Guaranty, 5.00%, 6/01/39	5,000,000	5,137,700
Wilkes County COP, NATL Insured, 5.00%,		
6/01/31	4,295,000	4,427,887
6/01/36	6,085,000	6,215,645
Wilmington COP,		
AMBAC Insured, 5.00%, 9/01/29	1,000,000	1,033,280
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32	5,310,000	5,484,805
Series A, 5.00%, 6/01/33	6,000,000	6,311,040
Series A, 5.00%, 6/01/38	7,625,000	7,974,606
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	1,000,000	1,043,450
Wilmington Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%, 6/01/34	3,565,000	3,673,626
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,114,930
Winston-Salem Water and Sewer System Revenue,		
5.00%, 6/01/39	5,000,000	5,412,550
Refunding, Series A, 5.00%, 6/01/32	7,590,000	8,148,093
		982,063,799
U.S. Territories 17.9%		
Puerto Rico 17.5%		
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding, 5.50%, 5/15/39	7,000,000	5,803,420
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%, 7/01/38	2,100,000	2,124,360

130 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories (continued)		
Puerto Rico (continued)		
Puerto Rico Commonwealth GO,		
5.75%, 7/01/41	$ 5,000,000	$ 4,964,250
Public Improvement, Refunding, AGMC Insured, 5.125%, 7/01/30	3,445,000	3,445,241
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	5,000,000	4,893,450
Public Improvement, Refunding, Series B, 6.00%, 7/01/39	10,000,000	10,161,000
Public Improvement, Series A, 5.375%, 7/01/28	4,925,000	4,934,554
Public Improvement, Series A, 5.125%, 7/01/31	3,265,000	3,156,308
Series A, 5.00%, 7/01/26	8,050,000	7,999,446
Series A, 5.25%, 7/01/37	5,000,000	4,703,750
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	85,000	79,182
Refunding, Series D, AGMC Insured, 5.00%, 7/01/32	3,060,000	3,044,119
Refunding, Series H, 5.00%, 7/01/35	1,490,000	1,401,032
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,206,650
Series D, Pre-Refunded, 5.25%, 7/01/38	3,000,000	3,120,930
Series H, Pre-Refunded, 5.00%, 7/01/35	2,790,000	3,029,884
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A, AMBAC Insured, 5.00%, 7/01/31	6,000,000	5,674,800
Puerto Rico Electric Power Authority Power Revenue,		
Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,429,900
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,512,580
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,170,860
Series TT, 5.00%, 7/01/32	8,100,000	7,805,079
Series WW, 5.50%, 7/01/38	6,700,000	6,718,291
Series XX, 5.25%, 7/01/40	15,600,000	15,038,088
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.375%, 7/01/33	1,790,000	1,775,089
Refunding, Series N, 5.00%, 7/01/32	10,000,000	9,395,700
Refunding, Series P, 6.75%, 7/01/36	5,000,000	5,468,750
Series D, Pre-Refunded, 5.375%, 7/01/33	5,210,000	5,420,901
Series I, 5.00%, 7/01/36	2,405,000	2,236,891
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.375%, 8/01/39	20,000,000	20,153,600
Series A, 5.50%, 8/01/42	5,750,000	5,834,640
Series A, 6.00%, 8/01/42	45,750,000	48,033,840
Series C, 5.50%, 8/01/40	5,000,000	5,084,150
		216,820,735
U.S. Virgin Islands 0.4%		
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	5,528,820
Total U.S. Territories		222,349,555
Total Municipal Bonds before Short Term Investments (Cost $1,173,459,014)		1,204,413,354

Semiannual Report | 131

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) (continued)

See Abbreviations on page 167.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

132 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 133

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

134 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period July 1, 2009 (effective date) to February 28, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 135

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.3%		
Virginia 73.0%		
Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%, 7/01/28	$ 5,000,000	$ 4,969,500
Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,		
6.30%, 12/01/25	2,000,000	2,000,880
Series A, 6.55%, 12/01/25	5,000,000	5,005,100
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	1,245,000	1,485,721
Capital Region Airport Commission Airport Revenue, AGMC Insured, 5.00%,		
7/01/31	2,000,000	2,112,120
7/01/38	5,895,000	6,108,104
Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34	1,000,000	1,003,380
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,354,525
Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,		
7/15/19	2,460,000	2,460,689
7/15/32	8,000,000	7,784,080
Chesterfield County EDA, PCR, Virginia Electric and Power, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,467,900
Chesterfield County EDA Revenue, Bon Secours Health,		
Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,296,238
Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,164,400
Dinwiddie County IDA Lease Revenue, Refunding, Series B, NATL Insured, 5.00%, 2/15/30	1,410,000	1,427,710
Fairfax County EDA Revenue, National Wildlife Federation, NATL Insured, 5.375%, 9/01/29	8,000,000	8,009,040
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, 5.00%, 4/01/36	10,000,000	10,585,200
Fairfax County IDAR, Health Care, Inova Health System Project,		
Refunding, Series C, 5.00%, 5/15/25	3,500,000	3,782,520
Series A, 5.50%, 5/15/35	10,000,000	10,458,100
Fairfax County Water Authority Water Revenue,		
Pre-Refunded, 5.00%, 4/01/27	2,830,000	2,908,589
Refunding, 5.00%, 4/01/27	11,420,000	11,533,515
Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B, AGMC Insured, 5.00%,		
4/01/29	5,115,000	5,268,808
4/01/35	6,000,000	6,112,620
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured, 5.00%, 6/15/30	6,000,000	6,102,660
Hampton Convention Center Revenue,		
AMBAC Insured, Pre-Refunded, 5.25%, 1/15/23	3,000,000	3,202,410
AMBAC Insured, Pre-Refunded, 5.125%, 1/15/28	2,605,000	2,776,357
AMBAC Insured, Pre-Refunded, 5.00%, 1/15/35	920,000	978,954
Refunding, AMBAC Insured, 5.00%, 1/15/35	6,680,000	6,721,416
Hampton Roads Sanitation District Wastewater Revenue, Hampton Roads,		
5.00%, 4/01/33	10,000,000	10,631,800
Refunding, 5.00%, 4/01/38	16,000,000	16,868,640
Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,		
8/15/42	8,095,000	7,462,376
8/15/46	15,000,000	13,689,600
King George County IDA Lease Revenue, AGMC Insured, 5.00%, 3/01/32	3,595,000	3,680,956

136 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	$ 5,000,000	$ 5,373,050
Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded, 6.10%, 6/01/32	1,500,000	1,577,490
Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%, 1/01/33	15,060,000	15,641,617
Louisa IDA, PCR, Virginia Electric and Power Co. Project, Mandatory Put 12/01/11, Series C, 5.00%, 11/01/35	5,000,000	5,048,650
Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29	5,545,000	5,841,879
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	1,000,000	1,038,890
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	6,935,565
Newport News EDA, EDR, Series A, 5.00%, 1/15/31	5,870,000	6,104,741
Norfolk Water Revenue, NATL Insured, 5.90%, 11/01/25	5,000,000	5,013,000
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, 5.00%, 7/01/33	2,600,000	2,644,980
Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/34	1,000,000	1,029,220
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	6,740,727
Pittsylvania County GO, Series B, 5.75%, 2/01/30	5,800,000	6,495,826
Powhatan County EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33	1,000,000	1,013,420
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,226,112
Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, AMBAC Insured, 6.00%, 12/01/33	2,080,000	1,974,710
Prince William County Service Authority Water and Sewer System Revenue, Refunding, 5.00%, 7/01/32	1,750,000	1,834,700
Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31	4,400,000	4,454,296
Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%, 8/01/22	2,000,000	2,002,700
Richmond Public Utility Revenue,		
AGMC Insured, 5.00%, 1/15/35	3,500,000	3,612,140
AGMC Insured, Pre-Refunded, 5.00%, 1/15/33	8,500,000	8,646,965
Refunding, 5.00%, 1/15/35	11,495,000	12,205,851
Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,		
7/01/28	7,000,000	7,389,620
7/01/32	22,000,000	22,806,960
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%, 10/15/37	10,000,000	10,537,800
Roanoke EDA Hospital Revenue, Carilion Clinic Obligation, Refunding, 5.00%, 7/01/33	10,615,000	10,666,907
Roanoke IDA Hospital Revenue, Carilion Health System, Series B, Assured Guaranty, 5.00%, 7/01/38	4,000,000	4,114,680
Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,		
Series A, NATL Insured, 5.25%, 8/01/31	5,000,000	5,243,800
Series C, NATL Insured, 5.00%, 8/01/35	7,735,000	7,866,186
XLCA Insured, 5.00%, 8/01/37	3,985,000	4,021,861
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation, 5.25%, 6/15/37	5,000,000	4,828,400
Suffolk GO, Refunding, 5.00%, 2/01/41	10,000,000	10,696,000

Semiannual Report | 137

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Virginia (continued)		
University of Virginia Revenue,		
General, 5.00%, 6/01/37	$ 8,935,000	$ 9,292,043
General, Refunding, 5.00%, 6/01/40	18,750,000	20,006,250
Series B, 5.00%, 6/01/33	14,000,000	14,350,000
Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27	5,635,000	6,119,385
Virginia College Building Authority Educational Facilities Revenue,		
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,167,135
Liberty University Projects, 5.00%, 3/01/41	26,855,000	28,140,817
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,264,835
Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/21	5,000,000	5,017,250
Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/31	4,050,000	4,063,972
Virginia Commonwealth Transportation Board Transportation Revenue, Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27	8,920,000	9,045,772
Virginia Port Authority Port Facility Revenue,		
NATL Insured, 4.75%, 7/01/28	1,500,000	1,511,880
Refunding, 5.00%, 7/01/40	6,000,000	6,271,980
Virginia Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	23,533,830
Virginia State HDA Revenue, Rental Housing,		
Series B, 5.625%, 6/01/39	7,240,000	7,583,466
Series B, 5.00%, 6/01/45	3,050,000	3,072,295
Series E, 5.00%, 10/01/44	6,540,000	6,601,280
Series F, 5.05%, 12/01/44	12,125,000	12,247,826
Series F, 5.00%, 4/01/45	2,125,000	2,136,135
Virginia State HDA, Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36	9,815,000	10,556,523
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School Financing, 6.00%, 12/01/32	5,000,000	5,585,950
Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%, 8/01/27	3,000,000	3,008,490
Virginia State Resources Authority Infrastructure Revenue,		
Senior Series A, 5.00%, 11/01/31	5,000,000	5,340,850
Senior Series A, 5.00%, 11/01/36	4,915,000	5,162,569
Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33	4,615,000	4,733,006
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,703,712
Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32	2,505,000	2,685,460
Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33	385,000	424,151
Virginia State Resources Authority Water and Sewer System Revenue, Tuckahoe Service District Project, 5.00%, 11/01/35	1,125,000	1,147,984
Winchester IDA Hospital Revenue, Valley Health System Obligation, Series E, 5.625%, 1/01/44	3,350,000	3,460,181
		590,277,678
District of Columbia 8.1%		
Metropolitan Washington D.C. Airports Authority Airport System Revenue,		
Refunding, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,198,690
Refunding, Series A, 5.00%, 10/01/35	12,000,000	12,487,680
Refunding, Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,039,600
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 10/01/25	1,000,000	1,014,480

138 | Semiannual Report

Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
District of Columbia (continued)		
Metropolitan Washington D.C. Airports Authority Airport System Revenue, (continued)		
Refunding, Series C, 5.125%, 10/01/34	$ 6,450,000	$ 6,751,215
Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32	6,655,000	7,012,373
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien, Series A,		
5.00%, 10/01/39	10,000,000	10,165,600
5.25%, 10/01/44	12,000,000	12,316,920
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,000,000	2,131,720
		65,118,278
U.S. Territories 17.2%		
Puerto Rico 17.2%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,		
6.00%, 7/01/38	1,100,000	1,112,760
Assured Guaranty, 5.00%, 7/01/28	7,000,000	7,072,030
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,080,500
Series A, 5.125%, 7/01/28	5,000,000	4,974,550
Series A, 5.00%, 7/01/29	8,000,000	7,971,440
Series A, 5.125%, 7/01/31	3,315,000	3,204,644
Series A, 5.00%, 7/01/33	900,000	849,708
Series A, 6.00%, 7/01/38	5,000,000	5,072,050
Series A, Pre-Refunded, 5.00%, 7/01/33	1,100,000	1,194,578
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36	4,500,000	5,495,535
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,206,650
Series D, Pre-Refunded, 5.25%, 7/01/38	3,000,000	3,120,930
Series G, 5.00%, 7/01/33	1,695,000	1,600,283
Series G, Pre-Refunded, 5.00%, 7/01/33	3,305,000	3,589,164
Puerto Rico Electric Power Authority Power Revenue,		
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,512,580
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,170,860
Series TT, 5.00%, 7/01/32	10,000,000	9,635,900
Series WW, 5.50%, 7/01/38	6,700,000	6,718,291
Series XX, 5.25%, 7/01/40	8,400,000	8,097,432
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.00%, 8/01/27	2,530,000	2,536,072
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.375%, 7/01/33	1,315,000	1,304,046
Refunding, Series N, 5.00%, 7/01/32	5,000,000	4,697,850
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	4,865,950
Series D, Pre-Refunded, 5.375%, 7/01/33	3,685,000	3,834,169
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.375%, 8/01/39	6,000,000	6,046,080
Series A, 6.00%, 8/01/42	20,000,000	20,998,400
Series C, 5.50%, 8/01/40	10,000,000	10,168,300
		139,130,752
Total Municipal Bonds before Short Term Investments (Cost $773,400,202)		794,526,708

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Franklin Tax-Free Trust

Statement of Investments, August 31, 2011 (unaudited) (continued)

See Abbreviations on page 167.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

140 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities

August 31, 2011 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$277,392,844	$1,066,679,400	$461,172,821
Value	$279,244,310	$1,101,802,593	$476,797,232
Cash	2,516,240	455,716	3,226,789
Receivables:			
Investment securities sold	178,997	—	—
Capital shares sold	188,292	754,059	1,123,102
Interest	3,691,452	16,524,348	5,276,479
Other assets	51	211	86
Total assets	285,819,342	1,119,536,927	486,423,688
Liabilities:			
Payables:			
Capital shares redeemed	454,504	1,818,680	223,385
Affiliates	179,018	603,622	300,346
Distributions to shareholders	296,561	1,267,901	619,051
Accrued expenses and other liabilities	46,660	128,272	70,858
Total liabilities	976,743	3,818,475	1,213,640
Net assets, at value	$284,842,599	$1,115,718,452	$485,210,048
Net assets consist of:			
Paid-in capital	$283,180,898	$1,081,132,138	$474,950,255
Undistributed net investment income (distributions in excess of net investment income)	(52,900)	147,642	(70,659)
Net unrealized appreciation (depreciation)	1,851,466	35,123,193	15,624,411
Accumulated net realized gain (loss)	(136,865)	(684,521)	(5,293,959)
Net assets, at value	$284,842,599	$1,115,718,452	$485,210,048
Class A:			
Net assets, at value	$235,193,100	$999,853,518	$374,863,656
Shares outstanding	21,018,789	87,303,744	31,294,078
Net asset value per share[a]	$11.19	$11.45	$11.98
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.69	$11.96	$12.51
Class B:			
Net assets, at value		$ 6,986,810	
Shares outstanding		605,014	
Net asset value and maximum offering price per share[a]		$11.55	
Class C:			
Net assets, at value	$ 49,649,499	$ 108,878,124	$110,346,392
Shares outstanding	4,392,079	9,355,918	9,106,363
Net asset value and maximum offering price per share[a]	$11.30	$11.64	$12.12

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

August 31, 2011 (unaudited)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$168,538,441	$386,136,509	$612,341,777
Value	$172,399,621	$396,742,839	$618,178,063
Cash	556,385	516,509	1,098,437
Receivables:			
Capital shares sold	107,030	2,136,259	450,274
Interest	2,217,004	5,244,520	7,106,366
Other assets	33	72	117
Total assets	175,280,073	404,640,199	626,833,257
Liabilities:			
Payables:			
Capital shares redeemed	110,091	107,621	615,652
Affiliates	100,774	240,641	385,542
Distributions to shareholders	178,028	421,488	624,770
Accrued expenses and other liabilities	35,092	58,747	89,657
Total liabilities	423,985	828,497	1,715,621
Net assets, at value	$174,856,088	$403,811,702	$625,117,636
Net assets consist of:			
Paid-in capital	$173,408,858	$396,909,541	$623,218,958
Undistributed net investment income	7,947	108,710	437,896
Net unrealized appreciation (depreciation)	3,861,180	10,606,330	5,836,286
Accumulated net realized gain (loss)	(2,421,897)	(3,812,879)	(4,375,504)
Net assets, at value	$174,856,088	$403,811,702	$625,117,636
Class A:			
Net assets, at value	$174,856,088	$337,610,744	$472,980,457
Shares outstanding	15,635,567	29,577,747	41,576,665
Net asset value per share[a]	$11.18	$11.41	$11.38
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.68	$11.92	$11.89
Class C:			
Net assets, at value		$ 66,200,958	$143,065,776
Shares outstanding		5,728,892	12,382,493
Net asset value and maximum offering price per share[a]		$11.56	$11.55
Advisor Class:			
Net assets, at value			$ 9,071,403
Shares outstanding			797,195
Net asset value and maximum offering price per share			$11.38

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*
August 31, 2011 (unaudited)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$1,068,398,849	$1,180,409,014	$777,100,202
Value	$1,092,607,921	$1,211,363,354	$798,226,708
Cash	8,531,205	18,665,752	51,578
Receivables:			
Capital shares sold	2,135,487	1,445,658	2,438,766
Interest	12,575,530	14,844,953	10,111,080
Other assets	193	220	145
Total assets	1,115,850,336	1,246,319,937	810,828,277
Liabilities:			
Payables:			
Investment securities purchased	—	1,911,866	—
Capital shares redeemed	840,023	1,150,476	1,283,576
Affiliates	607,817	719,387	461,007
Distributions to shareholders	1,146,897	1,233,221	825,964
Accrued expenses and other liabilities	120,722	142,245	96,911
Total liabilities	2,715,459	5,157,195	2,667,458
Net assets, at value	$1,113,134,877	$1,241,162,742	$808,160,819
Net assets consist of:			
Paid-in capital	$1,094,976,416	$1,214,008,698	$791,591,673
Undistributed net investment income (distributions in excess of net investment income)	(402,685)	19,427	332,612
Net unrealized appreciation (depreciation)	24,209,072	30,954,340	21,126,506
Accumulated net realized gain (loss)	(5,647,926)	(3,819,723)	(4,889,972)
Net assets, at value	$1,113,134,877	$1,241,162,742	$808,160,819
Class A:			
Net assets, at value	$ 922,109,356	$ 951,505,341	$660,319,530
Shares outstanding	76,432,883	77,756,591	56,557,673
Net asset value per share[a]	$12.06	$12.24	$11.68
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.60	$12.78	$12.20
Class C:			
Net assets, at value	$ 143,481,250	$ 243,849,416	$126,189,861
Shares outstanding	11,802,031	19,677,223	10,670,962
Net asset value and maximum offering price per share[a]	$12.16	$12.39	$11.83
Advisor Class:			
Net assets, at value	$ 47,544,271	$ 45,807,985	$ 21,651,428
Shares outstanding	3,938,967	3,743,817	1,854,445
Net asset value and maximum offering price per share	$12.07	$12.24	$11.68

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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Franklin Tax-Free Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of August 31, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended August 31, 2011				
Shares sold	2,154,334	$ 25,190,972	793,608	$ 8,675,433
Shares issued in reinvestment of distributions	518,404	6,077,255	260,495	2,857,564
Shares redeemed	(2,930,714)	(34,186,025)	(2,358,114)	(25,848,082)
Net increase (decrease)	(257,976)	$ (2,917,798)	(1,304,011)	$(14,315,085)
Year ended February 28, 2011				
Shares sold	7,557,561	$ 89,909,887	2,554,610	$ 28,518,214
Shares issued in reinvestment of distributions	895,320	10,605,390	497,627	5,521,263
Shares redeemed	(7,530,580)	(88,009,231)	(2,942,879)	(32,242,285)
Net increase (decrease)	922,301	$ 12,506,046	109,358	$ 1,797,192
Class C Shares:				
Six Months ended August 31, 2011				
Shares sold	680,026	$ 8,122,269		
Shares issued in reinvestment of distributions	131,481	1,558,695		
Shares redeemed	(872,861)	(10,304,346)		
Net increase (decrease)	(61,354)	$ (623,382)		
Year ended February 28, 2011				
Shares sold	2,708,387	$ 32,814,877		
Shares issued in reinvestment of distributions	215,734	2,585,078		
Shares redeemed	(2,189,353)	(25,894,803)		
Net increase (decrease)	734,768	$ 9,505,152		

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended August 31, 2011				
Shares sold	2,164,542	$ 24,217,553	1,610,324	$ 17,828,460
Shares issued in reinvestment of distributions	545,429	6,080,257	660,713	7,344,447
Shares redeemed	(2,759,059)	(30,619,952)	(3,939,274)	(43,482,461)
Net increase (decrease)	(49,088)	$ (322,142)	(1,668,237)	$ (18,309,554)
Year ended February 28, 2011				
Shares sold	6,087,837	$ 68,955,387	6,536,020	$ 74,321,699
Shares issued in reinvestment of distributions	987,958	11,095,713	1,278,826	14,460,222
Shares redeemed	(6,473,148)	(72,048,481)	(9,862,207)	(110,470,405)
Net increase (decrease)	602,647	$ 8,002,619	(2,047,361)	$ (21,688,484)

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended August 31, 2011				
Shares sold	417,260	$ 4,714,486	774,244	$ 8,711,503
Shares issued in reinvestment of distributions	89,388	1,009,254	176,320	1,990,079
Shares redeemed	(621,367)	(6,996,503)	(1,541,257)	(17,256,523)
Net increase (decrease)	(114,719)	$ (1,272,763)	(590,693)	$ (6,554,941)
Year ended February 28, 2011				
Shares sold	1,718,667	$ 19,763,993	2,925,702	$ 33,955,456
Shares issued in reinvestment of distributions	163,115	1,854,979	340,017	3,901,368
Shares redeemed	(1,649,534)	(18,499,286)	(2,731,997)	(30,872,603)
Net increase (decrease)	232,248	$ 3,119,686	533,722	$ 6,984,221
Advisor Class Shares:				
Six Months ended August 31, 2011				
Shares sold			334,721	$ 3,630,243
Shares issued in reinvestment of distributions			4,432	49,704
Shares redeemed			(114,406)	(1,262,138)
Net increase (decrease)			224,747	$ 2,417,809
Year ended February 28, 2011				
Shares sold			443,988	$ 5,150,695
Shares issued in reinvestment of distributions			163	1,844
Shares redeemed			(181,916)	(2,030,664)
Net increase (decrease)			262,235	$ 3,121,875

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Six Months ended August 31, 2011				
Shares sold	5,061,691	$ 59,687,275	5,334,522	$ 63,900,579
Shares issued in reinvestment of distributions	1,276,517	15,070,520	1,296,155	15,517,760
Shares redeemed	(6,530,068)	(76,604,967)	(7,743,176)	(91,857,469)
Net increase (decrease)	(191,860)	$ (1,847,172)	(1,112,499)	$ (12,439,130)
Year ended February 28, 2011				
Shares sold	17,294,354	$ 207,407,587	16,111,498	$ 195,669,089
Shares issued in reinvestment of distributions	2,226,366	26,532,191	2,441,639	29,551,927
Shares redeemed	(15,008,215)	(177,112,223)	(15,804,157)	(188,988,429)
Net increase (decrease)	4,512,505	$ 56,827,555	2,748,980	$ 36,232,587

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Six Months ended August 31, 2011				
Shares sold	1,131,579	$ 13,458,081	1,561,400	$ 18,925,066
Shares issued in reinvestment of distributions	170,148	2,024,305	270,310	3,277,399
Shares redeemed	(1,018,871)	(12,006,687)	(2,157,449)	(26,000,423)
Net increase (decrease)	282,856	$ 3,475,699	(325,739)	$ (3,797,958)
Year ended February 28, 2011				
Shares sold	3,408,112	$ 41,308,067	5,786,102	$ 71,638,692
Shares issued in reinvestment of distributions	295,955	3,553,090	491,024	6,016,205
Shares redeemed	(2,151,122)	(25,460,018)	(4,540,028)	(54,790,106)
Net increase (decrease)	1,552,945	$ 19,401,139	1,737,098	$ 22,864,791
Advisor Class Shares:				
Six Months ended August 31, 2011				
Shares sold	936,845	$ 10,954,392	2,257,150	$ 26,505,743
Shares issued in reinvestment of distributions	29,047	347,045	39,022	469,505
Shares redeemed	(278,409)	(3,274,660)	(484,088)	(5,771,509)
Net increase (decrease)	687,483	$ 8,026,777	1,812,084	$ 21,203,739
Year ended February 28, 2011				
Shares sold	3,054,392	$ 36,822,186	1,694,968	$ 20,788,538
Shares issued in reinvestment of distributions	5,105	60,583	15,523	185,425
Shares redeemed	(881,271)	(10,238,448)	(989,039)	(11,681,028)
Net increase (decrease)	2,178,226	$ 26,644,321	721,452	$ 9,292,935

	Franklin Virginia Tax-Free Income Fund	
	Shares	Amount
Class A Shares:		
Six Months ended August 31, 2011		
Shares sold	3,432,006	$ 39,225,567
Shares issued in reinvestment of distributions	962,828	11,012,195
Shares redeemed	(5,744,356)	(64,968,760)
Net increase (decrease)	(1,349,522)	$ (14,730,998)
Year ended February 28, 2011		
Shares sold	11,404,276	$ 132,618,687
Shares issued in reinvestment of distributions	1,788,714	20,678,908
Shares redeemed	(13,393,163)	(152,484,449)
Net increase (decrease)	(200,173)	$ 813,146

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3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

For the period ended August 31, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2011, the capital loss carryforwards were as follows:

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Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2011, deferred losses were as follows:

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Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (continued)

At August 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2011, were as follows:

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6. CONCENTRATION OF RISK

Each of the funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended August 31, 2011, the Funds did not use the Global Credit Facility.

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Notes to Financial Statements (unaudited) (continued)

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At August 31, 2011, all of the Funds’ investments in securities carried at fair value were in Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently evaluating the impact, if any, of applying this provision.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

TF2 S 10/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date October 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date October 27, 2011